SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549.

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     ☒

Pre-Effective Amendment No.      ☐

Post-Effective Amendment No.     ☐

Johnson Mutual Funds Trust

(Exact Name of Registrant as Specified in Charter)

3777 West Fork Rd

Cincinnati, OH 45247

(Address of Principal Executive Offices) (Zip Code)

(513) 661-3100

(Registrant's Telephone Number, including Area Code)

Marc E. Figgins

3777 West Fork Road, Cincinnati, Ohio 45247

(Name and Address of Agent for Service)

With copy to:

Andrew Davalla, Thompson Hine, LLP
312 Walnut Street 14th Floor, Cincinnati, Ohio 45202

Title of securities being registered: Shares of a class of the Registrant

No filing fee is required because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares.

Approximate date of proposed public offering:  As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

JOHNSON MUTUAL FUNDS TRUST

Johnson Fixed Income Fund

3777 West Fork Rd

Cincinnati, OH 45247

[   ], 2023

Dear Shareholder:

We wish to provide you with some important information concerning your investment. You are receiving this Combined Prospectus/Information Statement because you own shares of Johnson Fixed Income Fund, a series of Johnson Mutual Funds Trust. The Board of Trustees (the “Board”) of Johnson Mutual Funds Trust (the “Trust”), after careful consideration, has approved the reorganization (the “Reorganization”) of Johnson Fixed Income Fund (the “Target Fund”), into Johnson Institutional Core Bond Fund (the “Survivor Fund”), which is also a series of the Trust. The Target Fund and the Survivor Fund are sometimes each referred to separately as a “Fund”, and together as the “Funds”. The series surviving the Reorganization, the Survivor Fund, will be referred to herein as the “Combined Fund”. The Reorganization does not require your approval, and you are not being asked to vote. The attached Combined Prospectus/Information Statement contains information about the Survivor Fund and provides details about the terms and conditions of the Reorganization.

You should review the Combined Prospectus/Information Statement carefully and retain it for future reference.

The Target Fund and Survivor Fund have the same primary investment objective in that they each seek a high level of income over the long term consistent with preservation of capital, and the Funds share the same fundamental investment policies. The investment strategies do not differ. The Funds are advised by Johnson Investment Counsel, Inc. and managed by the same portfolio managers. We anticipate that the Reorganization will result in benefits to the shareholders of the Target Fund as discussed more fully in the Combined Prospectus/Information Statement. As a general matter, we believe that after the Reorganization, the Combined Fund will provide you with the same primary investment objective with generally lower gross expenses and portfolio management efficiencies.

After considering the assets of each Fund and the expenses associated with the investment structure of the Target Fund, the Funds’ adviser recommended to the Board that the Target Fund be reorganized into the Survivor Fund. The Board has concluded that the Reorganization is in the best interests of each of the Funds and their respective shareholders. In approving the Reorganization, the Board considered, among other things, the substantial similarities between the Funds’ investment objectives and fundamental investment policies, the management fee for the Target Fund and the Combined Fund, the differences in historical performance between the Target Fund and the Survivor Fund, and the terms and conditions of the Agreement and Plan of Reorganization (the “Plan of Reorganization”). The Board also considered that the Reorganization is not anticipated to be a taxable event for shareholders.

The Plan of Reorganization provides that the Target Fund will transfer all of its assets and liabilities to the Survivor Fund. In exchange for the transfer of these assets and liabilities, the Survivor Fund will simultaneously issue shares to the Target Fund in an amount equal in value to the net asset value of the Target Fund’s shares as of the close of business on the business day preceding the foregoing transfers. These transfers are expected to occur on or about [   ], 2023 (the “Closing Date”). Immediately after the Reorganization, the Target Fund will make a liquidating distribution to its shareholders of the Survivor Fund shares received, so that a holder of shares in the Target Fund at the Closing Date of the Reorganization will receive a number of shares of the Survivor Fund with the same aggregate value as the shareholder had in the Target Fund immediately before the Reorganization.

Following the Reorganization, the Target Fund will cease operations as a separate series of the Trust. Shareholders of the Target Fund will not be assessed any sales charges, redemption fees or any other shareholder fee in connection with the Reorganization.

NO ACTION ON YOUR PART IS REQUIRED TO EFFECT THE REORGANIZATION.

If you have questions, please contact the Funds at 1-800-541-0170.

Sincerely,

Jason Jackman, President

QUESTIONS AND ANSWERS

We recommend that you read the complete Combined Prospectus/Information Statement. The following Questions and Answers provide an overview of the key features of the reorganization (the “Reorganization”) of Johnson Fixed Income Fund (the “Target Fund”), into Johnson Institutional Core Bond Fund (the “Survivor Fund” and, together with the Target Fund, the “Funds” and each, a “Fund”) and of the information contained in this Combined Prospectus/Information Statement.

Q.   What is this document and why did we send it to you?

A.   This is a Combined Prospectus/Information Statement that provides you with information about a plan of reorganization between the Target Fund and the Survivor Fund. Both the Target Fund and the Survivor Fund are series of the Johnson Mutual Funds Trust (the “Trust”). The Target Fund and the Survivor Fund are sometimes each referred to separately as a “Fund”, and together as the “Funds.” The Funds pursue the same primary investment objective in that they each seek a high level of income over the long term consistent with preservation of capital, and the Funds share the same fundamental investment policies. The investment strategies do not differ between the Funds. When the Reorganization is completed, your shares of the Target Fund will be exchanged for shares of the Survivor Fund, and the Target Fund will be terminated as a series of the Trust. Please refer to the Combined Prospectus/Information Statement for a detailed explanation of the Reorganization, and a more complete description of the Survivor Fund.

You are receiving this Combined Prospectus/Information Statement because you own shares of the Target Fund as of July 7, 2023. The Reorganization does not require approval by you or by shareholders of either the Target or Survivor Fund, and you are not being asked to vote.

Q.   Has the Board of Trustees approved the Reorganization?

A.   Yes, the Board of Trustees of the Trust (the “Board”) has approved the Reorganization. After careful consideration, the Board, including all of the Trustees who are not “interested persons” of the Funds (as defined in the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Trustees”), determined that the Reorganization is in the best interests of the Target Fund’s and Survivor Fund’s shareholders and that neither Fund’s existing shareholders’ interests will be diluted as a result of the Reorganization.

Q.   Why is the Reorganization occurring?

A.   The Board has determined that Target Fund shareholders may benefit from an investment in the Combined Fund in the following ways:

(i)	After considering the assets of each Fund and the expenses associated with the investment structure of the Target Fund, the Funds’ adviser recommended to the Board that the Target Fund be reorganized into the Survivor Fund. The Board has concluded that the Reorganization is in the best interests of each of the Funds and their respective shareholders.

(ii)	Shareholders of the Target Fund will remain invested in an open-end fund that will result in greater net assets that is expected to result in future operating efficiencies;

(iii)	The Survivor Fund’s overall lower management fee and expense structure; and

(iv)	The historical performance of the Surviving Fund as compared to the Target Fund, and the potential of the Survivor Fund to gather additional assets while shareholders of the Combined Fund benefit from increased economies of scale.

Q.   How will the Reorganization affect me as a shareholder?

A.   Upon the closing of the Reorganization, Target Fund shareholders will become shareholders of the Survivor Fund. Target Fund shareholders that meet the $1,000,000 investment minimum for Class I shares will receive Survivor Fund Class I shares upon the closing of the Reorganization. Target Fund shareholders that do not meet the Class I investment minimum will receive Class S shares of the Survivor Fund. With the Reorganization, all of the assets and the liabilities of the Target Fund will be combined with those of the Survivor Fund. You will receive shares of the Survivor Fund equal to the value of the shares you own of the Target Fund. An account will be created for each shareholder that will be credited with shares of the Survivor Fund with an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Target Fund shares at the time of the Reorganization.

The number of shares a shareholder receives (and thus the number of shares allocated to a shareholder) will depend on the relative net asset values per share of the two Funds immediately prior to the Reorganization. Thus, although the aggregate net asset value in a shareholder’s account will be the same, a shareholder may receive a greater or lesser number of shares than it currently holds in the Target Fund. No physical share certificates will be issued to shareholders. As a result of the Reorganization, a Target Fund shareholder will hold a smaller percentage of ownership in the Combined Fund than such shareholder held in the Target Fund prior to the Reorganization.

i

Q.   Why is no shareholder action necessary?

A.   Neither a vote of the shareholders of the Target Fund nor a vote of the shareholders of the Survivor Fund is required to approve the Reorganization under Ohio law or under the Trust’s declaration of Trust. Pursuant to an exemption provided under Rule 17a-8 of the 1940 Act, a vote of shareholders of the Target Fund is not required.

Q.   When will the Reorganization occur?

A.   The Reorganization is expected to take effect on or about September 22, 2023, or as soon as possible thereafter (the “Closing Date”).

Q.   Who will pay for the Reorganization?

A. The costs of the Reorganization, excluding any tax liabilities associated with the sale of the Target Fund’s investments in connection with the Reorganization, will be borne by Johnson Investment Counsel, Inc., each Fund’s investment adviser. The costs associated with the Reorganization will not have an effect on the net asset value per share of either Fund. The costs associated with the Reorganization are expected to be approximately $40,000.

Q.   Will the Reorganization result in any federal tax liability to me?

A.   The Reorganization is not anticipated to be a taxable event for Target Fund’s shareholders. For more information, see “Summary—Federal Tax Consequences” and “Information Relating to the Reorganization — Federal Income Taxes.”

Q.   Can I redeem my shares of the Target Fund before the Reorganization takes place?

A.   Yes. You may redeem your shares, at any time before the Reorganization takes place, as set forth in the Target Fund’s prospectus. If you choose to do so, your request will be treated as a normal exchange or redemption of shares. Shares that are held as of Closing Date will be exchanged for shares of the Survivor Fund.

Q.   Will shareholders have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A.   No. Shareholders will not pay any sales load, commission or other similar fee in connection with the Reorganization, and thus Target Fund shareholders will not pay any such fee indirectly.

Q.   What percentage of the Target Fund’s securities are expected to be sold as part of the Reorganization and what is the estimated cost of such sales, quantified in both dollars and basis points? Further, what are the estimated capital gains distributions expected to be triggered from such sales, quantified in both dollars and per share amounts?

A.    Based on current market values of the Target Fund’s positions, it is not expected that any portion of the Target Fund’s portfolio will be sold as part of the Reorganization. Since none of the portfolio assets will be sold, there will not be any Capital gain distributions triggered as a result of the Reorganization.

Q.   Are there differences in front-end sales loads or contingent deferred sales charges?

A.   No. Neither the Target Fund nor the Survivor Fund have front-end sales loads and contingent deferred sales charges.

Q.   Whom do I contact for further information?

A.	You can contact your Portfolio Manager for further information. You may also contact the Funds at 1-800-541-0170. You may also visit our website at www.johnsoninv.com.

Important additional information about the Reorganization is set forth in the accompanying Combined Prospectus/Information Statement. Please read it carefully.

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INFORMATION STATEMENT FOR

Johnson Fixed Income Fund, A SERIES OF JOHNSON MUTUAL FUNDS TRUST

3777 West Fork Rd

Cincinnati, OH 45247

PROSPECTUS FOR

JOHNSON iNSTITUTIONAL cORE BOND FUND, A SERIES OF JOHNSON MUTUAL FUNDS TRUST

3777 WEST FORK RD

Cincinnati, OH 45247

DATED MAY 1, 2023

RELATING TO THE REORGANIZATION OF

JOHNSON FIXED INCOME FUND

WITH AND INTO

JOHNSON INSTITUTIONAL CORE BOND FUND

EACH A SERIES OF JOHNSON MUTUAL FUNDS TRUST

This Combined Prospectus/Information Statement is furnished to you as a shareholder of Johnson Fixed Income Fund (the “Target Fund”), a series of Johnson Mutual Funds Trust., an Ohio statutory trust (the “Trust”). As provided in the Agreement and Plan of Reorganization (the “Plan of Reorganization”), the Target Fund will be reorganized into Johnson Institutional Core Bond Fund (the “Survivor Fund”), also a series of the Trust (the “Reorganization”). The Target Fund and the Survivor Fund are each referred to herein as a “Fund”, and together, the “Funds.” The Fund surviving the Reorganization, the Survivor Fund, will be referred to herein as the “Combined Fund.” For purposes of this Combined Prospectus/Information Statement, the terms “shareholder,” “you” and “your” may refer to the shareholders of the Target Fund.

The Board of Trustees of the Trust (the “Board”), on behalf of each Fund, has approved the Reorganization and has determined that the Reorganization is in the best interests of the Funds and their respective shareholders. The Funds pursue the same primary investment objective in that they each seek a high level of income over the long term consistent with preservation of capital, and the Funds share the same fundamental investment policies.

At the closing of the Reorganization, the Survivor Fund will acquire substantially all of the assets and the liabilities of the Target Fund in exchange for shares of the Survivor Fund. Immediately after receiving the Survivor Fund shares, the Target Fund will distribute these shares to its shareholders in the liquidation of the Target Fund. Target Fund shareholders will receive shares of the Survivor Fund with an aggregate net asset value equal to the aggregate net asset value of the Target Fund shares they held immediately prior to the Reorganization. After distributing these shares, the Target Fund will be terminated as a series of the Trust. As a result of the Reorganization, a shareholder of the Target Fund will have a smaller percentage of ownership in the Combined Fund than such shareholder’s percentage of ownership in the Target Fund prior to the Reorganization.

This Combined Prospectus/Information Statement sets forth concisely the information you should know about the Reorganization of the Target Fund and constitutes an offering of the shares of the Survivor Fund issued in the Reorganization. Please read it carefully and retain it for future reference.

In addition, the following documents each have been filed with the Securities and Exchange Commission (the “SEC”), and are incorporated herein by reference:

•	the Prospectus related to the Target Fund and Survivor Fund, dated May 1, 2023, (File No. 811-07254);

•	the Statement of Additional Information related to the Target Fund and Survivor Fund, dated May 1, 2023, (File No. 811-07254);

•	the Semi-Annual Report to shareholders of the Target Fund and the Survivor Fund for the fiscal period ended June 30, 2022 (File No. 811-07254), which has previously been sent to shareholders of the Target Fund; and

•	the Annual Report to shareholders of the Target Fund and the Survivor Fund for the fiscal year ended December 31, 2022 (File No. 811-07254), which has previously been sent to shareholders of the Target Fund.

•	the Statement of Additional Information related to the reorganization of the Target Fund with and into the Survivor Fund, dated May 1, 2023 (File No. 333-[ ]).

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials, with the SEC.

The Funds’ Prospectus, Statement of Additional Information and their annual and semi-annual reports, are available upon request and without charge by writing to the Funds at 3777 West Fork Road, Cincinnati, OH 45247 or by calling toll-free at 1-800-541-0170. They are also available, free of charge, at the Funds’ website at www.johnsoninv.com. Information about the Funds can also be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549-0102. Call 1-202-551-8090 for information on the operation of the public reference room. This information is also accessible via the Edgar database on the SEC’s internet site at www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

THIS COMBINED PROSPECTUS/INFORMATION STATEMENT IS EXPECTED TO BE SENT TO SHAREHOLDERS ON OR ABOUT _____________. THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS COMBINED PROSPECTUS/INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION NOT CONTAINED IN THIS COMBINED PROSPECTUS/INFORMATION STATEMENT AND, IF SO GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS COMBINED PROSPECTUS/INFORMATION STATEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Information Statement and is qualified in its entirety by references to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Information Statement carefully.

The Trust, organized under the laws of the state of Ohio, is an open-end management investment company registered with the SEC. The Target Fund and Survivor Fund are organized as separate series of the Trust. The primary investment objective of each Fund is to provide long-term growth of capital and the secondary investment objective of each Fund is to limit risk during unfavorable market conditions.

Johnson Investment Counsel, Inc. (the "Adviser”) is the investment adviser for the Funds and will serve as the investment adviser for the Combined Fund. Michael Leisring, Jason Jackman, Brandon Zureick, David Theobald and Ryan Martin are the co-portfolio managers for both the Target Fund and the Survivor Fund, and are expected to continue the day-to-day management of the Combined Fund following the Reorganization.

The Reorganization.

The Proposed Reorganization. The Board, including the Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) (the "Independent Trustees"), on behalf of each of the Target Fund and the Survivor Fund, has approved the Agreement and Plan of Reorganization (the "Plan of Reorganization"). The Plan of Reorganization provides for:

•	the transfer of substantially all of the assets and the liabilities of the Target Fund to the Survivor Fund in exchange for shares of the Survivor Fund;

•	the distribution of such shares to the Target Fund's shareholders; and

•	the termination of the Target Fund as a separate series of the Trust.

If the proposed Reorganization is completed, the Survivor Fund will acquire substantially all of the assets and the liabilities of the Target Fund, and shareholders of the Target Fund will receive Class S shares of the Survivor Fund with an aggregate net asset value equal to the aggregate net asset value of the Target Fund shares that the shareholders own immediately prior to the Reorganization.

Background and Reasons for the Proposed Reorganization. The Reorganization has been proposed because The Adviser believes that it is in the best interests of each Fund's shareholders if the Target Fund is merged with the Survivor Fund because (1) the Survivor Fund has the same primary investment objective, principal investment strategies and fundamental investment policies as the Target Fund; and (2) the Survivor Fund has a lower management fee and overall expenses.

In approving the Plan of Reorganization, the Board, on behalf of the Target Fund, including the Independent Trustees, determined that the Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund shareholders will not be diluted as a result of the Reorganization. Before reaching this conclusion, the Board engaged in a thorough review process relating to the proposed Reorganization. The Board approved the Reorganization at a meeting held on June 19, 2023.

The factors considered by the Board with regard to the Reorganization include, but are not limited to, the following:

•	After the Reorganization, shareholders will be invested in a Combined Fund with the same primary investment objective and fundamental investment policies;

•	The same co-portfolio managers that currently manage each Fund will manage the Combined Fund following the closing of the Reorganization;

•	The Combined Fund will have a lower expense ratio than the Target Fund;

•	The Combined Fund resulting from the completion of the Reorganization may achieve certain operating efficiencies in the future from its larger net asset size;

•	The Reorganization is not expected to result in any tax consequence to shareholders;

•	The Funds and their shareholders will not bear any of the costs of the Reorganization; and

•	The Target Fund shareholders will receive Survivor Fund Class S shares with the same aggregate net asset value as their Target Fund shares.

The Board, including all of the Independent Trustees, concluded, based upon the factors and determinations summarized above, that completion of the Reorganization is advisable and in the best interests of the shareholders of each Fund, and that the interests of the shareholders of each Fund will not be diluted as a result of the Reorganization. The determinations on behalf of each Fund were made on the basis of each Board member's business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Neither a vote of the shareholders of the Target Fund nor a vote of the shareholders of the Survivor Fund is required to approve the Reorganization under the Trust's declaration of trust.

In addition, under Rule 17a-8 under the 1940 Act, a vote of the shareholders of the Target Fund is not required if as a result of the Reorganization: (i) there is no policy of the Target Fund that under Section 13 of the 1940 Act could not be changed without a vote of a majority of its outstanding voting securities that is materially different from a policy of the Survivor Fund; (ii) the Survivor Fund's advisory contract is not materially different from that of the Target Fund; (iii) the Independent Trustees of the Target Fund who were elected by its shareholders will comprise a majority of the Independent Trustees of the Board overseeing the Survivor Fund; and (iv) after the Reorganization, the Survivor Fund will not be authorized to pay fees under a 12b-1 plan that are greater than fees authorized to be paid by the Target Fund under such a plan. The Reorganization meets all of these conditions, and, therefore, a vote of shareholders is not required under the 1940 Act.

Investment Objectives and Principal Investment Strategies

The Target Fund and Survivor Fund have the same primary investment objective in that they each seek to provide a high level of income over the long term consistent with preservation of capital. The Funds employ the same principal investment strategies and have the same fundamental investment policies.

Each Fund’s strategy seeks to provide a diversified portfolio of investment grade bonds with the aggregate risk, return and income characteristics that are similar to those of broad bond market indices. Under normal conditions, each Fund invests at least 80% of its net assets, plus any amounts for borrowing, in a broad range of investment grade fixed income securities, including bonds, notes, domestic and foreign corporate and government securities (including securities issued by government agencies), mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, municipal securities, and short-term obligations. Each Fund does not limit itself to securities of a particular maturity range but will normally maintain a dollar weighted duration between 4 and 8 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, the value of a portfolio of fixed income securities with an average duration of one year would generally be expected to decline by approximately 1% if interest rates rose by one percentage point.

Both the Target Fund and the Survivor Fund are diversified funds.

For information on risks, see "Comparison of the Target Fund and Survivor Fund — Risks of the Funds", below. The fundamental investment policies applicable to each Fund are identical.

Fees and Expenses

As an investor, shareholders pay fees and expenses to buy and hold shares of the Fund. Shareholders may pay shareholder fees directly when they buy or sell shares. Shareholders pay annual fund operating expenses indirectly because they are deducted from Fund assets.

The following tables allow you to compare the shareholder fees and annual fund operating expenses as a percentage of the aggregate daily net assets of each Fund that you may pay for buying and holding shares of the Fund. The pro forma columns show expenses of the Combined Fund as if the Reorganization had occurred on the last day of the Fund's fiscal year ended December 31, 2022. Neither of the Funds have a Distribution and/or Service (12b-1) Fees. The Other Expenses for the Target Fund are higher than the estimated Other Expenses of the Survivor Fund, after the merger. Overall, the total gross operating expense ratio of the Target Fund is slightly higher than those of the shares of the Survivor Fund, after the merger. The total net operating expense ratio of the Target Fund is higher than those of the Survivor Fund, after the merger.

The Annual Fund Operating Expenses table and Example tables shown below are based on actual expenses incurred during each Fund's fiscal year ended December 31, 2022. Please keep in mind that, as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal year may be significantly different from those shown.

Shareholder Fees (fees paid directly from your investment):

	Target Fund shares	Survivor Fund Class I shares	Pro Forma Combined Fund I shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	0.00%	0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price)	0.00%	0.00%	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Target Fund shares	Survivor Fund Class I Shares	Pro Forma Combined Fund Class I shares
Management Fees	0.85%	0.30%	0.30%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	0.85%	0.30%	0.30%
Fee Waiver(1)	0.00%	(0.05)%	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver	0.85%	0.25%	0.25%

	Target Fund shares	Survivor Fund Class S Shares	Pro Forma Combined Fund shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	0.00%	0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price)	0.00%	0.00%	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Target Fund shares	Survivor Fund Class S Shares	Pro Forma Combined Fund Class S shares
Management Fees	0.85%	0.30%	0.30%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%	0.00%
Shareholder Services Fee	0.00%	0.25%	0.25%
Total Annual Fund Operating Expenses	0.85%	0.55%	0.55%
Fee Waiver(1)	0.00%	(0.05)%	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver	0.85%	0.50%	0.50%

(1)	Effective May 1, 2023, the Adviser has contractually agreed to waive a portion (0.05%) of its management fees for the Survivor Fund, at least through April 30, 2025, so that the Management Fee is 0.25% for the period. The Adviser may not unilaterally change the contract until May 1, 2025.

EXAMPLES

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example further assumes that the expense limitation described in the footnotes to the fee table is in effect only until the end of the 1-year period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Shares	1 Year	3 Years	5 Years	10 Years
Target Fund	$87	$271	$471	$1,049
Survivor Fund	$26	$91	$164	$376
Pro Forma - Combined Fund Class I shares	$26	$91	$164	$376
Pro Forma - Combined Fund Class S shares	$51	$171	$302	$684

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund's performance. During the most recent fiscal year, the Target Fund's portfolio turnover rate was 678% of the average value of its portfolio, and the Survivor Fund's portfolio turnover rate was 446% of the average value of its portfolio.

Federal Tax Consequences

It is expected that the Reorganization itself should be a tax-free reorganization under Section 368(a) of the Internal Revenue Code. As a condition to the closing of the Reorganization, the Funds will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization should qualify as a tax-free reorganization and, thus, no gain or loss should be recognized by the Funds or their shareholders as a direct result of the Reorganization. Certain tax attributes of the Target Fund should carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Target Fund’s capital loss carry-forwards; however, the ability of the Acquiring Fund to utilize the Target Fund’s capital loss carry-forwards will be subject to limitations. See “Information Relating to the Reorganization — Federal Income Taxes.”

Purchase, Exchange, Redemption, Transfer and Valuation of Shares

The policies of the Target Fund and the Survivor Fund regarding the purchase, redemption, exchange, transfer and valuation of shares are identical. Please see "Comparison of the Target Fund and Survivor Fund—Distribution and Shareholder Servicing Arrangements" and "Purchase, Redemption and Valuation of Shares" below for information regarding the purchase, redemption and valuation of shares.

Principal Investment Risks

Because the Funds have the same investment strategies, the primary risks associated with an investment in the Survivor Fund are identical to those associated with an investment in the Target Fund.

Except as otherwise noted, the following risks apply to each of the Fund's investments.

Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A potential rise in interest rates may result in periods of volatility and increased redemptions.

Credit Risk — The issuer of the fixed income security (including some Government Agencies) may not be able to make interest and principal payments when due, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes.

Prepayment Risk —  The value of the mortgage securities held by the Fund may go down as a result of changes in prepayment rates on the underlying mortgages.

Specific Maturity Risk —  The specific maturities in which the Fund invests may fall in value more than other maturities. Generally, a portfolio of bonds with a longer effective maturity will fluctuate more than a portfolio of bonds with a shorter effective maturity.

Management Risk — The Adviser’s judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.

Market and Geopolitical Risk — The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The recent novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Mortgage-Backed Securities Risks — Mortgage-backed securities represent interests in “pools” of mortgages. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Fund may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

Asset-Backed Securities Risk — Asset-backed securities are subject to credit risk because underlying loan borrowers may default. Additionally, these securities are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity. The value of these securities may go down as a result of changes in prepayment rates on the underlying loans. During periods of declining interest rates, prepayment rates usually increase and the Fund may have to reinvest prepayment proceeds at a lower interest rate.

Municipal Securities Risk — Municipal securities are subject to the risk that legislative changes and local and business developments may adversely affect the yield or value of the Fund’s investments in such securities. Municipal general obligation debt issuers may not be able to levy or collect enough taxes as necessary to make full and timely payments to investors. Municipal revenue obligation debt issuers may experience shortfalls in revenues, such as sales taxes, fuel taxes, or hotel occupancy taxes, generated by the particular project being financed. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a particular state.

Foreign Securities Risk — Foreign securities may be subject to special risks such as changes in restrictions on foreign currency transactions and rates of exchange, and changes in the administration or economic and monetary policies of foreign governments.

COMPARISON OF THE TARGET FUND AND SURVIVOR FUND

Investment Objectives and Principal Investment Strategies

The Target Fund and Survivor Fund have the same primary investment objective in that they each seek to provide a high level of income over the long term consistent with preservation of capital. The Funds employ the same principal investment strategies and have the same fundamental investment policies.

Each Fund’s strategy seeks to provide a diversified portfolio of investment grade bonds with the aggregate risk, return and income characteristics that are similar to those of broad bond market indices. Under normal conditions, each Fund invests at least 80% of its net assets, plus any amounts for borrowing, in a broad range of investment grade fixed income securities, including bonds, notes, domestic and foreign corporate and government securities (including securities issued by government agencies), mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, municipal securities, and short-term obligations. Each Fund does not limit itself to securities of a particular maturity range but will normally maintain a dollar weighted duration between 4 and 8 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, the value of a portfolio of fixed income securities with an average duration of one year would generally be expected to decline by approximately 1% if interest rates rose by one percentage point.

Combined Fund. The Combined Fund's investment objective and principal investment strategies will be those of the Survivor Fund.

Fundamental Investment Policies

Each Fund has adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

1. Borrowing Money - The Funds will not borrow money except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund, or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2. Senior Securities - The Funds will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff, and (b) as described in the Prospectus and this Statement of Additional Information.

3. Underwriting - The Funds will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate - The Funds will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Funds from investing in mortgage-backed securities or investing in companies engaged in the real estate business.

5. Commodities - The Funds will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts or from investing in securities or other instruments backed by commodities.

6. Loans - The Funds will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration - A Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

The Combined Fund will have the same fundamental investment policies as the Target and Survivor Funds.

Risks of the Funds

Except as otherwise noted, the following risks apply to each of the Fund's direct investments.

Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A potential rise in interest rates may result in periods of volatility and increased redemptions.

Credit Risk — The issuer of the fixed income security (including some Government Agencies) may not be able to make interest and principal payments when due, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in Fund shares. While some domestic government securities held by the Fund are backed by the full faith and credit of the U.S. Government, others (such as FNMA, FHLMC, FGLMC, SMA, SBA and TVA securities) are supported only by the credit of the government agency issuing the security. The Fund may not be able to make a claim against the U.S. Government if the agency issuing the security does not meet its obligation.

Prepayment Risk — The value of the mortgage securities held by the Fund may go down as a result of changes in prepayment rates on the underlying mortgages.

Specific Maturity Risk — The specific maturities in which the Fund invests may fall in value more than other maturities. Generally, a portfolio of bonds with a longer effective maturity will fluctuate more than a portfolio of bonds with a shorter effective maturity.

Management Risk — The Adviser’s judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.

Market and Geopolitical Risk — The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions you could lose your entire investment.

Mortgage-Backed Securities Risks — Mortgage-backed securities represent interests in “pools” of mortgages. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Fund may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

Asset-Backed Securities Risk — Asset-backed securities are subject to credit risk because underlying loan borrowers may default. Additionally, these securities are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity. The value of these securities may go down as a result of changes in prepayment rates on the underlying loans. During periods of declining interest rates, prepayment rates usually increase and the Fund may have to reinvest prepayment proceeds at a lower interest rate.

Municipal Securities Risk — Municipal securities are subject to the risk that legislative changes and local and business developments may adversely affect the yield or value of the Fund’s investments in such securities. Municipal general obligation debt issuers may not be able to levy or collect enough taxes as necessary to make full and timely payments to investors. Municipal revenue obligation debt issuers may experience shortfalls in revenues, such as sales taxes, fuel taxes, or hotel occupancy taxes, generated by the particular project being financed. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a particular state.

Foreign Securities Risk — Foreign securities may be subject to special risks such as changes in restrictions on foreign currency transactions and rates of exchange, and changes in the administration or economic and monetary policies of foreign governments.

Performance History

The accompanying bar chart and table provide some indication of the risks of investing in the Funds. They show changes in each Fund's performance for each year since inception and each Fund's average annual returns for the last one year, five year and since inception compared to those of a broad-based securities market index.

The bar charts show performance of each Fund's shares for each full calendar year since the inception. The performance tables compare the performance of each Fund's shares over time to the performance of a broad-based market index. You should be aware that each Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.

To obtain performance information up to the most recent month end, call toll free 1-800-541-0170.

Target Fund

Annual Total Return

For Calendar Years Ended December 31

During the period shown, the highest return for a calendar quarter was 4.12% in the first quarter of 2020, and the lowest return was -6.27% in the first quarter of 2022.

For the Periods ended	1	5	10
December 31, 2022	Year	Years	Years
Return Before Taxes	-14.21%	0.48%	0.80%
Return After Taxes on Distributions	-14.89%	-1.34%	-0.17%
Return After Taxes on Distributions and Sale of Fund Shares	-8.40%	-0.66%	0.25%
Barclays Capital Aggregate Index	-13.01%	0.02%	1.06%

The Barclays Capital Aggregate Index is the primary benchmark.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Survivor Fund

Annual Total Return

For Calendar Years Ended December 31

During the period shown, the highest return for a calendar quarter was 5.05 in the first quarter of 2020, and the lowest return was -6.11% in the first quarter of 2022.

For the Periods ended	1	5	10
December 31, 2022	Year	Years	Years
Class I
Return Before Taxes	-13.70%	0.23%	1.44%
Return After Taxes on Distributions	-14.50%	-0.78%	0.25%
Return After Taxes on Distributions and Sale of Fund Shares	-8.09%	-0.19%	0.63%
Barclays Capital Aggregate Index (reflects no deduction for fees, expenses or taxes)	-13.01%	0.02%	1.06%

	1	Since
Class F	Year	Inception*
Return Before Taxes	-13.81%	0.52%
Return After Taxes on Distributions	-14.57%	-0.26%
Return After Taxes on Distributions and Sale of Fund Shares	-8.16%	0.12%
Barclays Capital Aggregate Index (reflects no deduction for fees, expenses or taxes)	-13.01%	0.55%

*       Inception Date May 1, 2018.

The Barclays Capital Aggregate Index is the primary benchmark.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management of the Funds

Adviser

Johnson Investment Counsel, Inc., 3777 West Fork Road, Cincinnati, Ohio 45247 (“Johnson”) serves as investment adviser to the Funds. In this capacity, Johnson is responsible for the selection and ongoing monitoring of the securities in each Fund’s investment portfolio and managing the Funds’ business affairs. Johnson is a Cincinnati-based company that has grown, since its inception in 1965, to become one of the largest independent investment advisory firms in the Cincinnati, Ohio area. As of December 31, 2022, Johnson has over $16 billion of assets under management with services extending to a wide range of clients, including businesses, individuals, foundations, institutions and endowments. Johnson solely provides investment management, through individually managed portfolios, and has no commission-based affiliations from the sale of products.

Pursuant to an investment advisory agreement between the Trust, on behalf of each Fund, and Johnson (the “Management Agreement”), each Fund pays the adviser, on a monthly basis, an annual management fee based on a percentage of the Fund’s average daily net assets. Under the terms of the Management Agreement, the Adviser manages each Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Funds except brokerage fees and commissions, taxes, interest, and extraordinary expenses.

Fund	Management Fee
Johnson Fixed Income Fund (the "Target Fund")	0.85%
Johnson Institutional Core Bond Fund (the "Survivor Fund")	0.30%

The Combined Fund will have an annual management fee equal to 0.30% of its average daily net assets.

Effective May 1, 2023, the Adviser has contractually agreed to waive a portion (0.05%) of its management fees for the Johnson Institutional Core Bond Fund, at least through April 30, 2025, so that the management fee is 0.25% for the period. The Adviser may not unilaterally change the contract until May 1, 2025.

Portfolio Managers

Michael Leisring, Jason Jackman, Brandon Zureick, David Theobald and Ryan Martin are the co-portfolio managers for both the Target Fund and the Survivor Fund, and are expected to continue the day-to-day management of the Combined Fund following the Reorganization.

Mr. Leisring is a CFA charter holder and is the team leader of these Fund teams. Mr. Leisring is the Chief Investment Officer — Fixed Income of the Adviser and has been a member of these teams since July 2003. He has been with the Adviser since 1999.

Mr. Jackman is a CFA charter holder who has been a member of these Fund teams since the respective inception date for each of these Funds. Mr. Jackman is currently President of the Adviser. He has been with the Adviser since 1993.

Mr. Martin is a CFA charter holder and has been a team member for the Funds since 2022. He is currently a Portfolio Manager for the Adviser, and has been with the Adviser since 2015.

Mr. Theobald is a CFA charter holder and is a team member for the Funds. Mr. Theobald is currently a Senior Portfolio Manager for the Adviser and has been with the Adviser since 2013.

Mr. Zureick is a CFA charter holder and has been a member of the Fund teams since 2014. He is currently a Director and Portfolio Manager for the Adviser, and has been with the Adviser since 2011.

Other Service Providers

Effective April 24, 2023, Ultimus Fund Solutions (“UFS”), P.O. Box 46707, Cincinnati, Ohio 45246 acts as the Funds’ transfer agent. Prior to this effective date, Johnson Financial, Inc. (“JFI”), 3777 West Fork Road, Cincinnati, Ohio 45247, an affiliate of the Adviser, acted as the Funds’ transfer agent. Previously JFI, and now UFS maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Funds’ shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. For the services as transfer agent, JFI received from the Adviser (not the Funds) an annual fee of $278,001 for each of the fiscal years ended December 31, 2020, 2021, and 2022, in the aggregate for all Funds of the Trust.

Effective April 1, 2023, UFS also provides fund accounting services to each Fund, including maintaining each Fund’s accounts, books and records, calculating net asset value per share and distributions, and providing reports and other accounting services. Previously, JFI provided fund accounting services. For the services as fund accountant, JFI received from the Adviser (not the Funds) an annual fee of $476,090 for each of the fiscal years ended December 31, 2020, 2021, and 2022, in the aggregate for all Funds of the Trust.

JFI also provides the Funds with administrative services to each Fund and the Trust, including all compliance, regulatory reporting and necessary office equipment, personnel and facilities. For its services as fund administrator, JFI received from the Adviser (not the Funds) an annual fee of $450,024 respectively, for each of the fiscal years ended December 31, 2020, 2021, and 2022, in the aggregate for all Funds of the Trust.

Combined Fund. Following the Reorganization, the Funds' current service providers will serve the Combined Fund.

Purchase, Redemption and Pricing of Fund Shares

The procedures for the purchase, redemption and pricing of shares of the Target Fund and the Survivor Fund are identical. Additional information about the purchase, redemption and pricing of the Fund's shares can be found in each Fund's prospectus.

Each Fund prices purchases based upon the next determined net asset value after your order is received. The net asset value ("NAV") of each Fund’s shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business although they may be determined earlier in the event the NYSE closes prior to 4:00 p.m. (Eastern Time). NAV is computed by determining, on a per class basis, the aggregate market value of all assets of each Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of each Fund, including management, administration, and distribution fees (if any), which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by each Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Market Timing

The Funds discourage market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Redemptions are monitored by the Funds’ Transfer Agent to detect redemptions that occur within a specified time period, and any account in which such activity occurs is monitored for possible market timing activity. The Board of Trustees has adopted a policy directing the Funds to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of a Fund that indicates market timing or trading that it determines is abusive. This policy applies to all Fund shareholders. While each Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers.

Dividends, Distributions and Taxes

The procedures for dividends, distributions and taxes of the Target Fund and the Survivor Fund are identical.

Any sale or exchange of a Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem your shares you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

Each Fund intends to distribute substantially all of its net investment income as dividends to shareholders on a monthly basis. Each Fund intends to distribute its capital gains once a year, at year end. The Funds’ distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Dividends and capital gain distributions are automatically reinvested in additional shares at the NAV per share on the distribution date. An election to receive a cash payment of dividends and/or capital gain distributions may be made in the application to purchase shares or by separate written notice to the Transfer Agent. If cash payment is requested, a check will be mailed within 7 business days (normally within 3 business days) after the payable date. If you withdraw your entire account, all dividends accrued to the time of withdrawal, including the day of withdrawal will be paid at that time. Distributions of less than $10 and distributions on shares purchased within the last 30 days, however, will not be paid in cash and will be reinvested. You may elect to have distributions on shares held in IRA’s and 403(b) plans paid in cash only if you are 59/years old or permanently and totally disabled or if you otherwise qualify under the applicable plan.

Each sale or exchange of shares of a Fund may be a taxable event. A sale may result in a capital gain or loss to you. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer.

This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of a Fund’s shares. You should consult your own tax adviser to determine the tax consequences of owning the Fund’s shares.

CONSOLIDATED FINANCIAL HIGHLIGHTS

The fiscal year end of each Fund is December 31. The audited financial highlights of the Target Fund and the Survivor Fund are included with this Combined Prospectus/Information Statement as Exhibit B.

The financial highlights of the Target Fund and the Survivor Fund are also contained in: (i) the Annual Report to shareholders of the Target Fund and Survivor Fund for the fiscal year ended December 31, 2022, which have been audited by Cohen & Company, Ltd., the Funds' registered independent public accounting firm; and (ii) the Semi-Annual Report to shareholders of the Target Fund and Survivor Fund for the six months ended June 30, 2022, which are unaudited. The Annual Report and Semi-Annual Report which has previously been sent to shareholders, are available on request and without charge by writing to the Funds at 3777 West Fork Rd., Cincinnati, OH 45247, and, with respect to the Target Fund and Survivor Fund, are incorporated by reference into this Combined Prospectus/Information Statement.

INFORMATION RELATING TO THE REORGANIZATION

Description of the Reorganization

The following summary is qualified in its entirety by reference to the Plan of Reorganization found in Exhibit A.

The Plan of Reorganization provides that substantially all of the assets and liabilities of the Target Fund will be transferred to the Survivor Fund in exchange for shares of the Survivor Fund. The shares of the Survivor Fund issued to the Target Fund will have an aggregate net asset value equal to the aggregate net asset value of the Target Fund's shares outstanding as of the close of trading on the New York Stock Exchange ("NYSE") on the Closing Date (as defined in Exhibit A) of the Reorganization (the "Valuation Time"). Upon receipt by the Target Fund of the shares of the Survivor Fund, the Target Fund will distribute Survivor Fund shares to its shareholders and will be terminated as a series of the Trust.

The distribution of the Survivor Fund shares to the Target Fund shareholders will be accomplished by opening new accounts on the books of the Survivor Fund in the names of the Target Fund shareholders and transferring to those shareholder accounts the shares of the Survivor Fund. Such newly-opened accounts on the books of Survivor Fund will represent the respective pro rata number of shares of the Survivor Fund that the Target Fund is to receive under the terms of the Plan of Reorganization. See "Terms of the Reorganization" below.

Accordingly, as a result of the Reorganization, each Target Fund shareholder will own shares of the Survivor Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund that the shareholders owned immediately prior to the Reorganization.

No sales charge or fee of any kind will be assessed to the Target Fund shareholders in connection with their receipt of shares of the Survivor Fund in the Reorganization.

Terms of the Reorganization

Pursuant to the Plan of Reorganization, on the Closing Date, the Target Fund will transfer to the Survivor Fund all of its assets in exchange solely for shares of the Survivor Fund. The aggregate net asset value of the shares issued by the Survivor Fund will be equal to the value of the assets of the Target Fund transferred to the Survivor Fund as of the Closing Date, as determined in accordance with the Survivor Fund's valuation procedures, net of the liabilities of the Target Fund assumed by the Survivor Fund. The Target Fund expects to distribute the shares of the Survivor Fund to its shareholders promptly after the Closing Date. Thereafter, the Target Fund will be terminated as a series of the Trust.

The Plan of Reorganization contains customary representations, warranties, and conditions. The Plan of Reorganization may be terminated with respect to the Reorganization if, on the Closing Date, any of the required conditions have not been met or if the representations and warranties are not true or, if at any time before the Effective Time, the Board or an authorized officer of the Trust determines the Reorganization is inadvisable. The Plan of Reorganization may be terminated or amended by the mutual consent of the parties.

Reasons for the Reorganization

In the course of their discussions, the Trustees considered a variety of information, including that the Survivor Fund has a lower management fee and overall expenses as compared to the Target Fund. They observed that the two Funds had the same investment objective, principal investment strategies and identical fundamental and non-fundamental investment policies. They noted that the cost of the proposed merger would be borne by Johnson Investment Counsel, Inc. and that, as a condition to the closing of the Reorganization, the Funds would receive an opinion of counsel to the effect that the Reorganization should qualify as a tax free reorganization under the Internal Revenue Code and should not result in a taxable event for shareholders. After further discussion, the Board concluded that the merger of the Target Fund into the Survivor Fund was in the best interests of the Target Fund, as well as the Target Fund’s shareholders, and that Target Fund’s shareholders would not have their interests diluted as a result of the merger. The approval determinations were made on the basis of each Board member's business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Federal Income Taxes

The combination of the Target Fund and the Survivor Fund in the Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). If so, neither the Target Fund nor its shareholders will recognize gain or loss as a result of the Reorganization. As a condition to the closing of the Reorganization, the Funds will receive an opinion of Thompson Hine LLP, to the effect that, on the basis of the existing provisions of the Code, Treasury Regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions, limitations and representations, for federal income tax purposes: (1) the transfer of all of the Target Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the Target Fund’s liabilities, followed by the distribution by the Target Fund of those Acquiring Fund shares pro rata to its shareholders in complete liquidation of the Target Fund, should qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Funds should be “a party to a reorganization”; (2) no gain or loss should be recognized by the Acquiring Fund upon the receipt of the Target Fund’s assets in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the Target Fund’s liabilities pursuant to the Reorganization; (3) no gain or loss should be recognized by the Target Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the Target Fund’s liabilities or upon the distribution of those Acquiring Fund shares to Target Fund shareholders in exchange for their shares of the Target Fund in liquidation of the Target Fund pursuant to the Reorganization; (4) no gain or loss should be recognized by Target Fund shareholders upon the exchange of their shares for Acquiring Fund shares pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Reorganization should be the same as the aggregate tax basis for the Target Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund shares received by each Target Fund shareholder should include the period during which the Target Fund shares exchanged therefor were held by such Target Fund shareholder (provided the Target Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of the Target Fund assets acquired by the Acquiring Fund should be the same as the tax basis of such assets to the Target Fund immediately prior to the Reorganization, and the holding period of the Target Fund’s asset in the hands of the Acquiring Fund will include the period during which those assets were held by the Target Fund (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating the asset’s holding period); and (7) the Acquiring Fund should succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the applicable rules thereunder.

The Funds have not sought a tax ruling from the Internal Revenue Service (“IRS”). The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. Target Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Target Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Prior to the closing of the Reorganization, the Target Fund will pay to its shareholders a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains, including any net gains realized from any sales of assets prior to the closings. This distribution would be taxable to shareholders that are subject to tax. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences.

As of December 31, 2022, the Target Fund had unutilized federal tax non-expiring short-term capital loss carryforwards of $9,888,593, and long-term capital loss carryforwards of $8,853,646. Capital loss carryforwards may be used to offset future capital gains, subject to applicable restrictions under the Code.

The final amount of unutilized capital loss carryover for the Target Fund is subject to change and will not be determined until the time of the Reorganization. After and as a result of the Reorganization, these capital loss carryforwards and the utilization of certain unrealized capital losses may be subject to limitations under applicable tax laws on the rate at which they may be used in the future to offset capital gains of the Survivor Fund.

Expenses of the Reorganization

The costs of the Reorganization will be borne by Johnson Investment Counsel, Inc.

Continuation of Shareholder Accounts and Plans; Share Certificates

Upon consummation of the Reorganization, the Survivor Fund will establish a position for each Target Fund shareholder on the books of the Survivor Fund containing the appropriate number of shares of the Survivor Fund to be received in the Reorganization. No certificates for shares of the Survivor Fund will be issued in connection with the Reorganization.

OTHER INFORMATION

Capitalization

The following table sets forth, as of December 31, 2022: (a) the unaudited 12/31/2022 net asset capitalization of each Fund and (b) the unaudited pro forma combined capitalization of the Survivor Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption and market activity. No assurance can be given as to how many shares of the Survivor Fund will be received by Target Fund shareholders at the Closing Date, and the information should not be relied upon to reflect the number of shares of the Combined Fund that actually will be received by Target Fund shareholders.

	Total Net Assets	Shares	Net Asset Value Per Share
Target Fund	$890,599,809	60,615,350	$14.69

Survivor Fund Class I	$569,858,440	40,211,908	$14.17
Survivor Fund Class F	$3,024,355	210,712	$14.39
Survivor Fund Class S	0	0

Pro Forma Share Adjustment
Class I	$847,985,883	59,843,746	14.17
Class F	0	0
Class S	$42,613,926	3,007,334	14.17

Pro Forma - Survivor Fund
Survivor Fund Class I	$1,417,844,323	100,055,654	$14.17
Survivor Fund Class F	$3,024,355	210,712	$14.39
Survivor Fund Class S	$42,613,926	3,007,334	14.17

Shareholder Information.

As of March 31, 2023, there were 67,561,055 shares of the Target Fund outstanding. Trustees and officers of the Trust directly owned 0.02% of the outstanding shares of the Target Fund. As of March 31, 2023, no person was known by the Target Fund to own beneficially or of record 5% or more of any class of shares of the Target Fund except as follows:

Owner of Record	Number of Shares	Percent of Outstanding Shares Owned
Client accounts held by Johnson Investment Counsel Inc. with full advisory discretion:	63,858,792	94.54%

As of March 31, 2023, there were 38,982,896 shares of the Survivor Fund outstanding. Trustees or officers of the Fund directly owned 0.11% of the outstanding shares of the Survivor Fund. As of March 31, 2023, no person was known by the Survivor Fund to own beneficially or of record 5% or more of any class of shares of the Survivor Fund except as follows:

Owner of Record	Number of Shares	Percent of Outstanding Shares Owned
Charles Schwab & Co.	14,973,222	38.45%
US Bank	8,952,194	22.96%
SEI Private Trust Company	6,547,719	16.79%
Covenant Trust Company	5,434,575	13.91%
BMO Harris Bank	2,136,060	5.46%

A shareholder who owns of record or beneficially more than 25% of the outstanding shares of a Fund or who is otherwise deemed to “control” a Fund may be able to determine or significantly influence the outcome of matters submitted to a vote of the Fund’s shareholders.

Shareholder Rights and Obligations

Both the Target Fund and Survivor Fund are series of the Trust, a trust organized under the laws of the state of Ohio. Under the Trust's declaration of trust, the Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series of shares. The shares of each series of the Trust have no preference as to conversion, exchange, dividends, retirement or other features, and have no preemptive rights.

With respect to each Fund, shares have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately.

When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of Survivor Fund, issued in the connection with the Reorganization), all shares are fully paid and non-assessable.

Shareholder Proposals

The Funds do not hold regular annual meetings of shareholders. As a general matter, the Survivor Fund does not intend to hold future regular annual or special meetings of its shareholders unless the election of directors is required by the 1940 Act. Any shareholder who wishes to submit a proposal for consideration at a meeting of shareholders of either Fund should send such proposal to 3777 West Fork Rd., Cincinnati, OH 45247 to be considered for presentation at a shareholders' meeting, rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of a Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [   ]th day of [   ] 2023, by and between Johnson Mutual Fund Trust (“Johnson Funds”), an Ohio business trust, with its principal place of business at 3777 West Fork Road, Cincinnati, Ohio 45247, with respect to its series, the Johnson Fixed Income Fund, (the “Transferring Fund”), and the Johnson Mutual Fund Trust (“Acquiring Trust”), an Ohio business trust, with its principal place of business at 3777 West Fork Road, Cincinnati, Ohio 45247, with respect to its series, the Johnson Institutional Core Bond Fund, (the “Acquiring Fund”).

This Agreement is intended to be, and is adopted as, a Plan of Reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”).  This Agreement is entered into for the purpose of merging all of the assets and liabilities of Transferring Fund with and into Acquiring Fund.  To accomplish such merger and reorganization, the parties hereto shall:  (i) transfer all of the assets of the Transferring Fund in exchange for Class I or Class S shares of beneficial interest (as applicable), no par value per share, of the Acquiring Fund (“Acquiring Fund Shares”) as set forth on Schedule A attached hereto; (ii) cause the Acquiring Fund to assume the liabilities of the Transferring Fund; and (iii) distribute, after the Closing Date hereinafter referred to, the Acquiring Fund Shares to the shareholders of the Transferring Fund and terminate the Transferring Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).  Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to the Fund shall be the obligations, agreements, representations and warranties of that Fund only, and in no event shall any other Fund or the assets of any other Fund be held liable with respect to the breach or other default by an obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

WHEREAS, the Transferring Fund and Acquiring Fund are separate series of Johnson Funds, and each is an open-end, registered management investment company.  The Transferring Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, Johnson Funds’ Board of Trustees has determined that the business purposes of the Agreement and the transactions contemplated herein are to attempt to reduce fund operating expenses and to integrate the investment strategies of the Transferring Fund and the Acquiring Fund.

WHEREAS, each Fund is authorized to issue its shares of beneficial interest;

WHEREAS, the Trustees of Johnson Funds have determined that the Reorganization, with respect to the Transferring Fund, is in the best interests of the Transferring Fund’s shareholders and that the interests of the existing shareholders of the Transferring Fund will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises, covenants, and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TRANSFERRING FUND IN EXCHANGE FOR

ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE TRANSFERRING

FUND’S LIABILITIES AND TERMINATION OF THE TRANSFERRING FUND

1.1            THE EXCHANGE.  Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Transferring Fund agrees to transfer all of its assets and liabilities, as set forth in paragraphs 1.2 and 1.3 respectively, to the Acquiring Fund.  In exchange, the Acquiring Fund agrees (i) to deliver to the Transferring Fund the number of full and fractional shares of the Acquiring Fund equal in value to the value of full and fractional shares of the Transferring Fund then outstanding and (ii) to assume the liabilities of the Transferring Fund, as set forth in paragraph 1.3.  Such transactions shall take place at the closing date provided for in paragraph 3.1 (“Closing Date”).

1.2            ASSETS TO BE ACQUIRED.  The assets of the Transferring Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, owned by the Transferring Fund and any deferred or prepaid expenses shown as an asset on the books of such Transferring Fund on the Closing Date.

The Transferring Fund has provided the Acquiring Fund with its most recent audited financial statements that contain a list of all of the Transferring Fund’s assets as of the date of such statements.  The Transferring Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities and the payment of normal operating expenses and the payment of dividends, capital gains distributions and redemption proceeds to shareholders.

The Transferring Fund will, within a reasonable period of time prior to the Closing Date, furnish the Acquiring Fund with a list of the Transferring Fund’s portfolio securities and other investments.

1.3            LIABILITIES TO BE ASSUMED.  The Transferring Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible prior to the Closing Date.  The Acquiring Fund shall assume those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Transferring Fund prepared on behalf of the Transferring Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period.  The Acquiring Fund shall assume all of the liabilities of the Transferring Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date whether or not they are reflected on the Statement of Assets and Liabilities.

1.4            LIQUIDATION AND DISTRIBUTION.  On or as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”):  (a) the Transferring Fund will make a liquidating distribution, pro rata to its shareholders of record (the “Transferring Fund Shareholders”), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), of all of the Acquiring Fund Shares received by the Transferring Fund pursuant to paragraph 1.1; and (b) the Transferring Fund will thereupon proceed to terminate as set forth in paragraph 1.9 below.  Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Transferring Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Transferring Fund Shareholders, and representing the pro rata number of Acquiring Fund Shares due such shareholders.  All issued and outstanding shares of the Transferring Fund will simultaneously be canceled on the books of the Transferring Fund.  The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.  The Transferring Fund Shareholder shall have the right to receive any unpaid dividends or other distributions that were declared by the Transferring Fund before the Effective Time (as defined in paragraph 3.1) with respect to Transferring Fund shares that are held of record by the Transferring Fund Shareholder at the Effective Time on the Closing Date.

1.5            OWNERSHIP OF SHARES.  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.  Shares of the Acquiring Fund will be issued simultaneously to its corresponding Transferring Fund, in an amount equal in value to the NAV of the Transferring Fund’s shares, to be distributed to shareholders of the Transferring Fund.

1.6            TRANSFER TAXES.  Any transfer taxes payable upon the transfer of Acquiring Fund Shares in a name other than the registered holder of the Transferring Fund shares on the books of the Transferring Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be transferred.

1.7            REPORTING RESPONSIBILITY.  Any reporting responsibility of the Transferring Fund is and shall remain the responsibility of the Transferring Fund, up to and including the Closing Date, and such later date on which the Transferring Fund is terminated.

1.8            TERMINATION.  The Transferring Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

ARTICLE II

VALUATION

2.1            VALUATION OF ASSETS.  The value of the Transferring Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately prior to the Closing Date (such time and date being hereinafter called a “Valuation Date”), using the valuation procedures set forth in Johnson Funds’ Declaration of Trust and the Transferring Fund’s then current prospectus and Statement of Additional Information or such other valuation procedures as shall be mutually agreed upon by the parties.  The Acquiring Fund and Transferring Fund agrees, however, to use all commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the Acquiring Fund and those determined in accordance with the pricing policies and procedures of the Transferring Fund.

2.2            VALUATION OF SHARES.  The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed as of the close of normal trading on the NYSE on the Valuation Date, using the valuation procedures set forth in Johnson Funds’ Agreement and Declaration of Trust and the Acquiring Fund’s then current prospectus and Statement of Additional Information.

2.3            SHARES TO BE ISSUED.  The number of the Acquiring Fund’s shares to be issued (including fractional shares) shall be equal in net asset value to the net asset value of the corresponding Transferring Fund’s shares then outstanding.  Upon the Transferring Fund’s liquidating distribution the holder of shares of the Transferring Fund will receive shares of the corresponding Acquiring Fund equal in net asset value to the net asset value of shares held by such holder immediately prior to such liquidating distribution.

2.4            DETERMINATION OF VALUE.  All computations of value shall be made by Ultimus Fund Solutions, LLC in accordance with its regular practice in pricing the shares and assets of the Transferring Fund.

ARTICLE III

CLOSING AND CLOSING DATE

3.1            CLOSING DATE AND LOCATION.  The closing (the “Closing”) will be on or about [date] or such other date(s) as the parties may agree to in writing.  All acts taking place at the Closing shall be deemed to take place immediately prior to the Closing Date unless otherwise provided.  The Closing shall be held as of 9:00 a.m. Eastern Time (the “Effective Time”) at the offices of Ultimus Fund Solutions, LLC, or at such other time and/or place as the parties may agree, or by exchanging executed copies of required documents among the parties.

3.2            CUSTODIAN’S CERTIFICATE.  U.S. Bank, as custodian for the Transferring Fund, shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Transferring Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Transferring Fund.

3.3            EFFECT OF SUSPENSION IN TRADING.  In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Transferring Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Transferring Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

3.4            TRANSFER AGENT’S CERTIFICATE.  Ultimus Fund Solutions, LLC, as transfer agent for the Transferring Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Transferring Fund Shareholders, and the number and percentage ownership of outstanding shares owned by the Shareholder immediately prior to the Closing.  The Acquiring Fund shall cause Ultimus Fund Solutions, LLC, its transfer agent, to also issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of Johnson Funds or provide evidence satisfactory to the Transferring Fund that such Acquiring Fund Shares have been credited to the Transferring Fund’s account on the books of the Acquiring Fund.  At the Closing, the party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1            REPRESENTATIONS OF THE TRANSFERRING FUND.  Johnson Funds and the Transferring Fund represent and warrant to Johnson Funds and the Acquiring Fund as follows:

(a)            The Transferring Fund is a separate series of Johnson Funds, a business trust, duly organized, validly existing and in good standing under the laws of the State of Ohio.

(b)            The Transferring Fund is a separate series of an Ohio business trust that is registered as an open-end management investment company, and its registration with the U.S.  Securities and Exchange Commission (the “Commission”) as an investment company under the Investment Company Act of 1940 (the “1940 Act”) is in full force and effect.

(c)            The current prospectus and Statement of Additional Information of the Transferring Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)            The Transferring Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in the violation of any material provision of Johnson Funds’ Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Transferring Fund is a party or by which it is bound.

(e)            The Transferring Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

(f)            Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Transferring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Transferring Fund to carry out the transactions contemplated by this Agreement.  The Transferring Fund knows of no facts that might form the basis for the institution of such proceedings and are not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Transferring Fund’s business or its ability to consummate the transactions contemplated herein.

(g)            The financial statements of the Transferring Fund, if any, are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Transferring Fund as of the last date of its most recently completed fiscal year in all material respects as of that date, and there are no known contingent liabilities of the Transferring Fund as of that date not disclosed in such statements.

(h)            Since the last date of its most recently completed fiscal year (if applicable), there have been no material adverse changes in the Transferring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Transferring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund.  For the purposes of this subparagraph (h), a decline in the net asset value of the Transferring Fund shall not constitute a material adverse change.

(i)            At the Closing Date, all federal and other tax returns and reports of the Transferring Fund required by law to be filed by such date, shall have been filed, and all federal and other taxes shown due on such returns and reports shall have been paid, or provision shall have been made for the payment thereof.  To the best of the Transferring Fund’s and Johnson Funds’ knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

(j)            All issued and outstanding shares of the Transferring Fund are, and at the Closing Date, will be duly and validly issued and outstanding, fully paid and non-assessable by the Transferring Fund.  All of the issued and outstanding shares of the Transferring Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Transferring Fund’s transfer agent as provided in paragraph 3.4.  The Transferring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Transferring Fund shares, and has no outstanding securities convertible into any of the Transferring Fund shares.

(k)            At the Closing Date, the Transferring Fund will have good and marketable title to the Transferring Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets.  Upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(l)            The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Transferring Fund.  This Agreement constitutes a valid and binding obligation of the Transferring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)            The information to be furnished by the Transferring Fund for use in no- action letters, applications for orders, registration statements, information statements, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(n)            From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Transferring Fund Shareholders and on the Closing Date, any written information furnished by the Transferring Fund with respect to the Transferring Fund for use in the Information Statement (as defined in paragraph 5.7), the Registration Statement or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(o)            The Transferring Fund has elected to qualify and has qualified as a “regulated investment company” (a “RIC”) under the Code as of and since its first taxable period; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a RIC under the Code for all periods or portions thereof through the Effective Time.

(p)            No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Ohio law for the execution of this Agreement by Johnson Funds, for itself and on behalf of the Transferring Fund, except for the effectiveness of the Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required, in the opinion of its counsel, subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of each of the Acquiring and Transferring Fund.

(q)            To the knowledge of Johnson Funds, there are no liabilities of the Transferring Fund, whether or not determined or determinable, other than the liabilities incurred in the ordinary course of business.

4.2           REPRESENTATIONS OF THE ACQUIRING FUND.  Johnson Funds and the Acquiring Fund represent and warrant to Johnson Funds and the Transferring Fund as follows:

(a)            The Acquiring Fund is a separate series of Johnson Funds, a business trust, duly organized, validly existing and in good standing under the laws of the State of Ohio.

(b)            The Acquiring Fund is a separate series of an Ohio business trust that is registered as an open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.  The Registration Statement will be effective on or before the Closing Date.

(c)            The current prospectus and Statement of Additional Information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

(d)            The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result in a violation of any material provision of Johnson Funds’ Declaration of Trust or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)            Except as otherwise disclosed in writing to the Transferring Fund and accepted by the Transferring Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending, or to its knowledge, threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement.  The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(f)            The financial statements of the Acquiring Fund, if any, are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Transferring Fund) fairly reflect the financial condition of the Acquiring Fund as of the date presented in all material respects as of that date, and there are no known contingent liabilities of the Acquiring Fund as of that date not disclosed in such statements.

(g)            Since the date of the financial statements referenced in (f) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities for business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Transferring Fund.  For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h)           At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund and Johnson Funds required by law to be filed by such date (if any), shall have been filed, and all federal and other taxes shown due on such returns and reports shall have been paid, or provision shall have been made for the payment thereof.  To the best of the Acquiring Fund’s and Johnson Funds’ knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

(i)            All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund.  The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

(j)             The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(k)            The information to be furnished by the Acquiring Fund for use in no- action letters, applications for orders, registration statements, information statements, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(l)              From the effective date of the Registration Statement, through the Closing Date, any written information furnished by Acquiring Trust with respect to the Acquiring Fund for use in the Information Statement, the Registration Statement or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(m)           The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(n)            No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act, or Ohio law, for the execution of this Agreement by Johnson Funds, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by Johnson Funds (except as provided in paragraph 4.3), for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date in the opinion of its counsel.

(o)            The Acquiring Fund has elected to qualify and has qualified as a RIC under the Code as of and since its first taxable period; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a RIC under the Code for its current taxable year.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE TRANSFERRING FUND

5.1            OPERATION IN ORDINARY COURSE.  Subject to paragraph 8.5, the Acquiring Fund and Transferring Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and shareholder redemptions.

5.2            INVESTMENT REPRESENTATION.  The Transferring Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.3            ADDITIONAL INFORMATION.  The Transferring Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Transferring Fund’s shares.

5.4            FURTHER ACTION.  Subject to the provisions of this Agreement, the Acquiring Fund and the Transferring Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5            STATEMENT OF EARNINGS AND PROFITS.  As promptly as practicable, but in any case within sixty days after the applicable Closing Date, the Transferring Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Transferring Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by Johnson Financial Inc. and certified by Johnson Funds’ Treasurer.

5.6            PREPARATION OF INFORMATION STATEMENT.

(a)            Acquiring Trust will prepare and cause to be filed with the Commission an information statement (the “Information Statement”), under the 1933 Act and 1940 Act, relating to the Transaction.

5.7            INDEMNIFICATION.

(a)            Johnson Funds will assume all liabilities and obligations with respect to the Transferring Fund relating to any obligation of Johnson Funds to indemnify its current and former Trustees and officers, acting in their capacities as such with respect to the Transferring Fund, to the fullest extent permitted by law and Johnson Funds’ Declaration of Trust, as in effect as of the date of this Agreement.  Without limiting the foregoing, Johnson Funds agrees that all rights to indemnification and all limitations of liability existing in favor of the current and former Trustees and officers, acting in their capacities as such, under Johnson Funds’ Declaration of Trust as in effect as of the date of this Agreement with respect to the Transferring Fund shall survive the Reorganization and shall continue in full force and effect, without any amendment thereto, and shall constitute rights that may be asserted against Johnson Funds, its successors or assigns.

(b)            The Acquiring Fund agrees to indemnify and hold harmless Johnson Funds, the Transferring Fund and Johnson Funds’ Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which they may become subject and which are not reimbursed from available insurance proceeds, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by Johnson Funds or the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

(c)            The Transferring Fund agrees to indemnify and hold harmless Acquiring Trust, the Acquiring Fund and Johnson Funds’ Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which they may become subject and which are not reimbursed from available insurance proceeds, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by Johnson Funds or the Transferring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRANSFERRING FUND

The obligations of the Transferring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1            All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of that Closing Date.  The Acquiring Fund shall have delivered to the Transferring Fund a certificate executed in the Acquiring Fund’s name by Johnson Funds’ President or Vice President and its Treasurer, in form and substance satisfactory to the Transferring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Transferring Fund shall reasonably request.

6.2            Except as provided in this Agreement, as of the Closing Date with respect to the Reorganization of the Transferring Fund, there shall have been no material change in the investment objective, policies, restrictions and limitations, nor any material change in the investment management fees, fee levels payable pursuant to the 12b-1 plan of distribution, other fees payable for services provided to the Acquiring Fund, fee waiver or expense reimbursement undertakings, or sales loads of the Acquiring Fund from those fee amounts, undertakings and sales load amounts of the Acquiring Fund described in the Information Statement.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Transferring Fund of all the obligations to be performed by the Transferring Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1            All representations, covenants, and warranties of the Transferring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date.  The Transferring Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Transferring Fund’s name by Johnson Funds’ President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2            The Transferring Fund shall have delivered to the Acquiring Fund a statement of the Transferring Fund’s assets and liabilities, together with a list of the Transferring Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of Johnson Funds.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE

ACQUIRING FUND AND TRANSFERRING FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Transferring Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1            On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.  Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.2            All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Transferring Fund, provided that either party hereto may waive any such conditions for itself.

8.3            The Registration Statement shall be effective and no stop orders suspending the effectiveness thereof shall have been issued.  To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.4            The Transferring Fund shall have declared and paid a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Transferring Fund’s net investment company taxable income for all taxable periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable periods ending on or prior to such Closing Date (after reduction for any capital loss carry forward).

8.5            The parties shall have received a favorable opinion of the law firm of Thompson Hine LLP, addressed to the Acquiring Fund and Transferring Fund substantially to the effect that for federal income tax purposes with respect to the Transferring Fund:

(a)            The transfer of all of the Transferring Fund’s assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Transferring Fund (followed by the distribution of Acquiring Fund Shares to the Transferring Fund Shareholders and the termination of the Transferring Fund) should constitute a “reorganization” within the meaning of Section 368(a) of the Code (the “Reorganization”) and the Acquiring Fund and the Transferring Fund should each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)            No gain or loss should be recognized by the Acquiring Fund upon the receipt of the assets of the Transferring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Transferring Fund.

(c)            No gain or loss should be recognized by the Transferring Fund upon the transfer of the Transferring Fund’s assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Transferring Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Transferring Fund Shareholders in exchange for such shareholders’ shares of the Transferring Fund.

(d)            No gain or loss should be recognized by the Transferring Fund Shareholders upon the exchange of their Transferring Fund shares for Acquiring Fund Shares in the Reorganization.

(e)            The aggregate tax basis for Acquiring Fund Shares received by each Transferring Fund Shareholder pursuant to the Reorganization should be the same as the aggregate tax basis of the Transferring Fund shares exchanged therefor by such shareholder.  The holding period of Acquiring Fund Shares to be received by each Transferring Fund Shareholder should include the period during which the Transferring Fund shares exchanged therefore were held by such shareholder, provided the Transferring Fund shares are held as capital assets at the time of the Reorganization.

(f)            The tax basis of the Transferring Fund’s assets acquired by the Acquiring Fund should be the same as the tax basis of such assets to the Transferring Fund immediately prior to the Reorganization.  The holding period of the assets of the Transferring Fund in the hands of the Acquiring Fund should include the period during which those assets were held by the Transferring Fund.

(g)            The Acquiring Fund should succeed to and take into account the items of the Transferring Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and applicable regulations thereunder.

Notwithstanding the foregoing, such opinion may state that no opinion is expressed as to: (i) whether either the Transferring Fund or the Acquiring Fund qualifies or will qualify as a regulated investment company; (ii) the federal income tax consequences of the payment of expenses of the Reorganization by Johnson Investment Counsel, except in relation to the qualification of the Reorganization as a reorganization under Section 368(a) of the Code; (iii) whether any federal income tax will be imposed or required to be withheld under the Foreign Investment in Real Property Tax Act of 1980 with respect to any Transferring Fund Shareholder that is a foreign person; (iv) the effect of the Reorganization on the Transferring Fund with respect to any transferred asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting (including under Section 1256 of the Code); (v) the effect of the Reorganization on any Transferring Fund Shareholder that is required to recognize unrealized gains or losses for federal income tax purposes under a mark-to-market system of accounting; (vi) whether accrued market discount, if any, on any market discount bonds held by the Transferring Fund will be required to be recognized as ordinary income under Section 1276 of the Code as a result of the Reorganization; (vii) whether any gain or loss will be required to be recognized with respect to any asset that constitutes stock in a passive foreign investment company (within the meaning of Section 1297(a) of the Code); and (viii) any state, local or foreign tax consequences of the Reorganization. Such opinion shall be based on customary assumptions and such representations as the law firm of Thompson Hine LLP reasonably may request, and the Transferring Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Transferring Fund may waive the conditions set forth in this paragraph 8.5.

ARTICLE IX

EXPENSES

9.1            Except as otherwise provided for herein, Johnson Investment Counsel shall bear all expenses of the transactions contemplated by this Agreement.  Such expenses include, without limitation:  (a) expenses associated with the preparation and filing of the Information Statement; (b) postage; (c) printing; (d) accounting fees; (e) legal and audit fees; (f) the cost of winding up and liquidating the Transferring Fund; and (g) all fees listed on the closing/merger schedule provided by Johnson Investment Counsel.  Johnson Investment Counsel shall remain liable for expenses in the event this Agreement is terminated pursuant to paragraph 11.1.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL

10.1          Johnson Funds, on behalf of the Acquiring Fund, and on behalf of the Transferring Fund, agrees that neither party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2          The representation, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall survive the consummation of the transactions contemplated hereunder.  The covenants to be performed after the Closing Date, and the obligations of the Acquiring Fund, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1         This Agreement may be terminated by Johnson Funds.  In addition, Johnson Funds may at its option terminate this Agreement at or prior to either Closing Date due to:

(a)            a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days of notice of such breach;

(b)            a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

(c)            a determination by Johnson Funds’ Board of Trustees, as appropriate, that the consummation of the transactions contemplated herein is not in the best interest of the party, and to give notice to the other party hereto.

11.2         In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund or the Transferring Fund, the Trustees or officers, but paragraph 9.1 shall continue to apply.

ARTICLE XII

AMENDMENTS

12.1         This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Transferring Fund and Acquiring Fund; provided, however, that following the meeting of the Transferring Fund Shareholders called by the Transferring Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions to the detriment of such shareholders.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1         The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2         This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3         This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, without giving effect to the conflicts of laws provisions thereof.

13.4         This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5         It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of Johnson Funds personally, but shall bind only the trust property of the Acquiring Fund, as provided in the Agreement and Declaration of Trust of Johnson Funds.  The execution and delivery of this Agreement have been authorized by the Trustees of Johnson Funds on behalf of the Acquiring Fund and signed by authorized officers of Acquiring Trust, acting as such.  Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in Johnson Funds’ Agreement and Declaration of Trust.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

JOHNSON MUTUAL FUNDS TRUST, on behalf of the Acquiring Fund

By:	/s/ Jason Jackman
Name:	Jason Jackman
Title:	President

JOHNSON MUTUAL FUNDS TRUST, on behalf of the Transferring Fund

By:	/s/ Jason Jackman
Name:	Jason Jackman
Title:	President

ADVISER with respect to Paragraph 9.1

By:	/s/ Jason Jackman
Name:	Jason Jackman
Title:	President

Schedule A

Shareholders of the Transferring Fund will receive shares of the Acquiring Fund

Johnson Fixed Income Fund, a separate series of the Johnson Funds (Transferring Fund)	Johnson Institutional Core Bond Fund, a separate series of the Johnson Funds (Acquiring Fund)

EXHIBIT B

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by the Funds’ independent registered public accounting firm, Cohen & Company, Ltd. whose report, along with each Fund’s financial statements, is included in the Funds’ annual report dated December 31, 2022, which is available upon request and without charge.

FINANCIAL HIGHLIGHTS	FIXED INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:

Year Ended December 31

	2022	2021	2020	2019	2018
Net Asset Value, beginning of year	$17.46	$18.23	$17.38	$16.39	$16.84

Operations:
Net Investment Income	0.28	0.24	0.30	0.36	0.34
Net Realized and Unrealized Gains/(Losses) on Securities	(2.75)	(0.68)	1.11	1.00	(0.44)
Total Operations	$(2.47)	$(0.44)	$1.41	$1.36	$(0.10)

Distributions:
Net Investment Income	(0.30)	(0.26)	(0.32)	(0.37)	(0.35)
Net Realized Capital Gains	—	(0.07)	(0.24)	—	—
Total Distributions	$(0.30)	$(0.33)	$(0.56)	$(0.37)	$(0.35)
Net Asset Value, end of year	$14.69	$17.46	$18.23	$17.38	$16.39
Total Return(a)	(14.21)%	(2.37)%	8.17%	8.35%	(0.56)%
Net Assets, end of year (millions)	$890.60	$1,035.37	$958.50	$797.49	$623.44

Ratios/supplemental data
Ratio of expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Net Investment Income to average net assets	1.77%	1.38%	1.66%	2.15%	2.17%
Portfolio Turnover Rate	30.22%	38.78%	25.08%	21.33%	23.40%

a) Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

B-1

FINANCIAL HIGHLIGHTS	JOHNSON INSTITUTIONAL CORE BOND FUND

Class I

Selected Data for a Share Outstanding Throughout each Period:

Year Ended December 31

	2022	2021	2020	2019	2018
Net Asset Value, beginning of year	$16.80	$17.45	$16.41	$15.49	$15.91

Operations:
Net Investment Income	0.32	0.26	0.34	0.43	0.40
Net Realized and Unrealized Gains/(Losses) on Securities	(2.61)	(0.62)	1.24	0.94	(0.40)
Total Operations	$(2.29)	$(0.36)	$1.58	$1.37	$(0.00)

Distributions:
Net Investment Income	(0.34)	(0.29)	(0.36)	(0.44)	(0.42)
Net Realized Capital Gains	—	—	(0.18)	(0.01)	—
Total Distributions	$(0.34)	$(0.29)	$(0.54)	$(0.45)	$(0.42)
Net Asset Value, end of year	$14.17	$16.80	$17.45	$16.41	$15.49
Total Return(a)	(13.70)%	(2.04)%	9.71%	8.94%	0.13%
Net Assets, end of year (millions)	$569.86	$640.68	$559.67	$261.28	$217.25
Ratios/supplemental data(b)
Ratio of expenses to average net assets before Waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets after Waiver	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of Net Investment Income to average net assets before Waiver	2.04%	1.46%	1.83%	2.59%	2.62%
Ratio of Net Investment Income to average net assets after
Waiver	2.09%	1.51%	1.88%	2.64%	2.67%
Portfolio Turnover Rate	33.21%	42.67%	30.08%	28.83%	39.62%

(a)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

(b)	The Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.25%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2023.

B-2

STATEMENT OF ADDITIONAL INFORMATION

[   ], 2023

RELATING TO THE REORGANIZATION OF

Johnson Fixed Income Fund

WITH AND INTO

Johnson Institutional Core Bond Fund

each a series of Johnson Mutual Funds Trust

3777 WEST FORK RD

Cincinnati, OH 45247

(800) 541-0170

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Prospectus/Information Statement dated [   ], 2023 (the “Combined Prospectus/Information Statement”) for the Survivor Fund and the Target Fund, each a class (herein referred to as “series”) of Johnson Mutual Funds Trust (the “Trust”). Copies of the Combined Prospectus/Information Statement may be obtained at no charge by writing to the Trust at 3777 West Fork Road, Cincinnati, OH 45247 or by calling 1(800) 541-0170. Unless otherwise indicated, capitalized terms used in this Statement of Additional Information and not otherwise defined have the same meanings as are given to them in the Combined Prospectus/Information Statement.

This Statement of Additional Information contains information that may be of interest to shareholders of the Target Fund relating to the Reorganization, but that is not included in the Combined Prospectus/Information Statement. As described in the Combined Prospectus/Information Statement, the Reorganization would involve the transfer of substantially all of the assets, and the assumption of the liabilities, of the Target Fund in exchange for shares of the Survivor Fund. The Target Fund would distribute the Survivor Fund shares it receives to its shareholders in complete liquidation of the Target Fund.

The Funds will furnish, without charge, a copy of their most recent Annual Report and/or Semi-Annual Report. Requests should be directed to the Trust at 3777 West Fork Road, Cincinnati, OH 45247 or by calling 1(800) 541-0170.

1

TABLE OF CONTENTS

ADDITIONAL INFORMATION ABOUT THE FUNDS	3
PRO FORMA FINANCIAL INFORMATION (UNAUDITED)	4

2

ADDITIONAL INFORMATION ABOUT THE FUNDS

Further information about each of the Survivor Fund and the Target Fund, each a series of the Trust, is contained in and incorporated by reference to the Statement of Additional Information dated May 1, 2023, as it may be amended and/or supplemented from time to time. Management’s discussion of fund performance, audited financial statements and related report of the independent registered public accounting firm for the Funds are contained in the Funds’ Annual Report for the fiscal year ended December 31, 2022 and are incorporated by reference into this Statement of Additional Information. No other parts of the Funds’ Annual Report are incorporated by reference in this Statement of Additional Information.

3

Pro Forma Financial Information

(Unaudited)

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the Target Fund and Survivor Fund as of December 31, 2022. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Target Fund and Survivor Fund, which are available in their annual and semi-annual shareholder reports.

PRO FORMA STATEMENTS OF ASSETS AND LIABILITIES

(Unaudited)

December 31, 2022

	Johnson Fixed Income Fund	Johnson Core Bond Fund	Adjustments	Pro Forma Survivor Fund
Assets
Investment Securities at Cost	$1,003,603,860	$645,570,404	$-	$1,649,174,264
Investment Securities at Fair Value	$884,768,477	$568,782,996	-	$1,453,551,473
Cash & Cash Equivalents
Dividends and Interest Receivable	7,160,316	4,305,192	-	11,465,508
Receivable for CMO Paydowns	1,160	94,483	-	95,643
Fund Shares Sold Receivable	306,851	334	-	307,185
Total Assets	892,236,804	573,183,005	-	1,465,419,809

Liabilities
Accrued Management Fees	650,489	121,656	-	772,145
Fund Shares Redeemed Payable	986,506	178,554	-	1,165,060
Total Liabilities	1,636,995	300,210	-	1,937,205
Net Assets	$890,599,809	$572,882,795	-	$1,463,482,604

Net Assets consist of:
Paid in capital	$1,028,141,792	$671,678,578	-	$1,696,820,370
Accumulated losses	(137,541,983)	(98,795,783)	-	(236,337,766)
Net Assets	$890,599,809	$572,882,795	-	$1,460,482,604

Net Asset Value per Share:
Net Assets	$890,599,809	$572,882,795	-	$1,460,482,604
Shares Outstanding	60,615,350	40,422,080	2,031,208	103,068,638
Net Asset Value	$14.69	$14.17		$14.17

Please see the accompanying Notes to Pro Forma Financial Statements

4

PRO FORMA STATEMENTS OF OPERATIONS

(Unaudited)

December 31, 2022

	Johnson Fixed Income Fund	Johnson Core Bond Fund	Pro Forma Survivor Fund
Investment Income
Dividends	$24,037,237	$13,212,534	37,249,771
Interest	451,263	181,530	632,793
Total Investment Income	24,488,500	13,394,064	37,882,564

Expenses
Management Fee	7,946,869	1,719,946	9,666,815
Distribution Fee	-	10,406	10,406
Total Expenses	7,946,869	1,730,352	9,677,221
Less: Management Fee Waiver	-	(286,665)	(286,665)
Less: Distribution Fee Waiver	-	(4,160)	(4,160)
Net Expenses	7,946,869	1,439,527	9,386,396

Net Investment Income	16,541,631	11,954,537	28,496,168

Realized and Unrealized Gains/(Losses)
Net Realized Gain/(Loss) from Security Transactions	(17,572,092)	(19,214,620)	(36,786,712)
Net Change in Unrealized (Loss) on Investments	(149,150,886)	(81,050,130)	(230,201,016)
Net Gain/(Loss) on Investments	(166,722,978)	(100,264,750)	(266,987,728)

Net Change in Net Assets from Operations	$(150,181,347)	$(88,310,213)	(238,491,560)

Please see the accompanying Notes to Pro Forma Financial Statements

5

PRO FORMA SCHEDULE OF INVESTMENTS

(Unaudited)

December 31, 2022

Fixed Income Securities

	Johnson Fixed Income	Institutional Core Bond	Combination	Johnson Fixed Income	Institutional Core Bond	Combination
	Face Value	Face Value	Face Value	Fair Value	Fair Value	Fair Value
Corporate Bonds:
American Express Co., 2.550%, 03/04/2027	4,011,000	2,000,000	6,011,000	$3,652,645	$1,821,314	$5,473,959
AON PLC , 3.500%, 06/14/2024	1,320,000	-	1,320,000	1,289,072	-	1,289,072
AON Corp. , 3.875%, 12/15/2025	-	1,850,000	1,850,000	-	1,803,515	1,803,515
American Express Co., 3.000%, 10/30/2024	-	2,635,000	2,635,000	-	2,550,725	2,550,725
American Express Co., 3.125%, 05/20/2026	-	1,000,000	1,000,000	-	942,645	942,645
American Express Co., 1.650%, 11/04/2026	2,870,000	-	2,870,000	2,543,526	-	2,543,526
AON PLC , 3.750%, 05/02/2029	7,846,000	5,390,000	13,236,000	7,262,564	4,989,194	12,251,758
BB&T Corp. , 3.875%, 03/19/2029	-	5,160,000	5,160,000	-	4,743,361	4,743,361
Bank of America Corp. , 3.248%, 10/21/2027	20,000,000	12,340,000	32,340,000	18,484,940	11,405,208	29,890,148
Essex Portfolio LP, 3.625%, 05/01/2027	2,298,000	-	2,298,000	2,154,717	-	2,154,717
Essex Portfolio LP, 3.000%, 01/15/2030	-	9,426,000	9,426,000	-	7,969,193	7,969,193
Fifth Third Bancorp , 4.300%, 01/16/2024	13,815,000	5,500,000	19,315,000	13,683,150	5,447,508	19,130,658
Fifth Third Bancorp , 2.375%, 01/28/2025	-	4,913,000	4,913,000	-	4,659,455	4,659,455
Huntington Bancshares, 2.625%, 08/06/2024	3,045,000	5,230,000	8,275,000	2,924,089	5,022,327	7,946,416
Huntington Bancshares, 2.55%, 02/04/2030	5,628,000	5,000,000	10,628,000	4,629,345	4,112,780	8,742,125
Huntington Bancshares, 4.443%, 08/04/2028	8,500,000	-	8,500,000	8,078,783	-	8,078,783
JP Morgan Chase & Co. , 4.493%, 03/24/2031	20,555,000	12,000,000	32,555,000	19,222,563	11,222,124	30,444,687
Keycorp, 4.100%, 04/30/2028	8,300,000	3,740,000	12,040,000	7,891,441	3,555,902	11,447,343
Keycorp, 4.150%, 10/29/2025	-	1,500,000	1,500,000	-	1,464,169	1,464,169
Keycorp, 2.550%, 10/01/2029	6,430,000	3,325,000	9,755,000	5,416,703	2,801,017	8,217,720
Marsh & McLennan Co. Inc. , 4.375%, 03/15/2029	14,237,000	6,490,000	20,727,000	13,761,214	6,273,111	20,034,325
Morgan Stanley , 4.000%, 07/23/2025	4,500,000	5,200,000	9,700,000	4,397,427	5,081,471	9,478,898
Morgan Stanley , 3.700%, 10/23/2024	5,154,000	800,000	5,954,000	5,034,324	781,424	5,815,748
PNC Financial Services, 3.900%, 04/29/2024	5,991,000	-	5,991,000	5,920,252	-	5,920,252
PNC Bank, 3.450%, 04/23/2029	8,500,000	11,850,000	20,350,000	7,789,043	10,858,842	18,647,885
Prologis Inc., 3.875%, 09/15/2028	3,470,000	-	3,470,000	3,282,308	-	3,282,308
Suntrust Banks Inc. , 4.000%, 05/01/2025	3,000,000	-	3,000,000	2,936,979	-	2,936,979
Truist Bank, 2.250%, 03/11/2030	14,716,000	8,000,000	22,716,000	11,882,199	6,459,472	18,341,671
US Bancorp , 3.100%, 04/27/2026	-	4,500,000	4,500,000	-	4,254,138	4,254,138
US Bancorp , 3.000%, 07/30/2029	19,180,000	7,275,000	26,455,000	16,841,306	6,387,930	23,229,236
US Bancorp , 4.967%, 07/22/2033	2,000,000	-	2,000,000	1,901,198	-	1,901,198
Wells Fargo & Co. , 4.100%, 06/03/2026	9,500,000	7,530,000	17,030,000	9,179,033	7,275,591	16,454,624
Wells Fargo & Co. , 4.300%, 07/22/2027	9,600,000	4,599,000	14,199,000	9,245,933	4,429,380	13,675,313
				$189,404,754	$126,311,796	$315,716,550

Becton Dickinson & Co., 2.823%, 05/20/2030	1,000,000	10,000,000	11,000,000	857,199	8,571,990	9,429,189
Becton Dickinson & Co., 3.7%, 06/06/2027	9,500,000	-	9,500,000	8,986,544	-	8,986,544
CVS Health Corp. , 4.3%, 03/25/2028	10,898,000	9,000,000	19,898,000	10,541,156	8,705,304	19,246,460
CVS Health Corp. , 3.75%, 04/01/2030	4,000,000	1,000,000	5,000,000	3,630,220	907,555	4,537,775
Dover Corp., 2.95%, 11/04/2029	8,323,000	4,500,000	12,823,000	7,234,368	3,911,409	11,145,777
Dover Corp., 3.15%, 11/15/2025	2,802,000	1,500,000	4,302,000	2,667,751	1,428,132	4,095,883
Eaton Corp. , 3.103%, 09/15/2027	-	2,221,000	2,221,000	-	2,068,615	2,068,615
Emerson Electric Co., 1.8%, 10/15/2027	5,690,000	-	5,690,000	4,972,024	-	4,972,024
Emerson Electric Inc., 2.2%, 12/21/2031	6,000,000	6,200,000	12,200,000	4,850,178	5,011,851	9,862,029
Emerson Electric Inc., 1.95%, 10/15/2030	1,000,000	5,160,000	6,160,000	809,699	4,178,047	4,987,746
Enterprise Products , 4.15%, 10/16/2028	11,617,000	8,500,000	20,117,000	10,999,673	8,048,310	19,047,983

6

Home Depot Inc., 3.25%, 04/15/2032	10,570,000	7,520,000	18,090,000	9,395,810	6,684,626	16,080,436
Johnson Controls International PLC, 3.9%, 02/14/2026	5,430,000	1,000,000	6,430,000	5,270,450	970,617	6,241,067
Kroger Co. , 3.5%, 02/01/2026	8,850,000	2,300,000	11,150,000	8,448,325	2,195,610	10,643,935
Kroger Co. , 2.2%, 05/01/2030	1,000,000	1,000,000	2,000,000	809,162	809,162	1,618,324
Lowes Cos. Inc., 4.5%, 04/15/2030	15,817,000	10,685,000	26,502,000	15,157,036	10,239,168	25,396,204
McDonald's Corp., 3.6%, 07/01/2030	11,000,000	4,955,000	15,955,000	10,092,489	4,546,208	14,638,697
Roper Technologies Inc., 2.95%, 09/15/2029	11,360,000	1,885,000	13,245,000	9,852,164	1,634,800	11,486,964
Starbucks Corp., 3.55%, 08/15/2029	15,000,000	-	15,000,000	13,826,325	-	13,826,325
Starbucks Corp., 2.25%, 03/12/2030	2,621,000	9,550,000	12,171,000	2,177,259	7,933,166	10,110,425
Verizon Communication Inc., 4.016%, 12/03/2029	18,390,000	9,821,000	28,211,000	17,210,337	9,191,012	26,401,349
Verizon Communication Inc., 4.329%, 09/21/2028	-	1,675,000	1,675,000	-	1,612,328	1,612,328
Walt Disney Corp., 3.8%, 03/22/2030	17,000,000	11,455,000	28,455,000	15,821,679	10,661,020	26,482,699
Xylem Inc., 1.95%, 01/30/2028	1,535,000	2,695,000	4,230,000	1,318,909	2,315,609	3,634,518
				$164,928,757	$101,624,539	$266,553,296

Berkshire Hathaway Energy Co., 3.7%, 07/15/2030	2,900,000	-	2,900,000	2,654,773	-	2,654,773
Berkshire Hathaway Energy Co. , 3.25%, 04/15/2028	2,000,000	1,936,000	3,936,000	1,853,214	1,793,911	3,647,125
Duke Energy Corp. , 2.65%, 09/01/2026	6,000,000	6,350,000	12,350,000	5,543,124	5,866,473	11,409,597
Duke Energy Corp. , 2.45%, 06/01/2030	11,000,000	5,000,000	16,000,000	9,056,036	4,116,380	13,172,416
Eversource Energy , 1.65%, 08/15/2030	232,000	-	232,000	180,457	-	180,457
Eversource Energy , 3.3%, 01/15/2028	6,440,000	2,500,000	8,940,000	5,940,443	2,306,072	8,246,515
Eversource Energy , 4.25%, 04/01/2029	11,229,000	6,924,000	18,153,000	10,611,529	6,543,256	17,154,785
Georgia Power, 2.65%, 09/15/2029	17,141,000	11,000,000	28,141,000	14,614,948	9,378,941	23,993,889
Georgia Power Co. , 2.2%, 09/15/2024	260,000	-	260,000	247,798	-	247,798
Interstate Power & Light Co., 3.4%, 08/15/2025	1,000,000	1,525,000	2,525,000	953,268	1,453,734	2,407,002
Interstate Power & Light Co., 2.3%, 06/01/2030	4,920,000	1,490,000	6,410,000	4,003,099	1,212,321	5,215,420
Interstate Power & Light Co., 4.1%, 09/26/2028	11,880,000	8,805,000	20,685,000	11,308,786	8,381,638	19,690,424
National Rural Utility Cooperative Finance Corp., 3.4%, 02/07/2028	335,000	2,000,000	2,335,000	310,577	1,854,190	2,164,767
National Rural Utility Cooperative Finance Corp., 3.7%, 03/15/2029	-	3,900,000	3,900,000	-	3,588,476	3,588,476
National Rural Utility Cooperative Finance Corp., 2.4%, 03/15/2030	15,950,000	-	15,950,000	13,249,537	-	13,249,537
Virginia Electric & Power Co., 2.95%, 11/15/2026	2,550,000	2,075,000	4,625,000	2,382,896	1,939,023	4,321,919
Virginia Electric & Power Co., 3.5%, 03/15/2027	2,845,000	3,932,000	6,777,000	2,694,878	3,724,520	6,419,398
Xcel Energy Inc. , 3.3%, 06/01/2025	1,201,000	-	1,201,000	1,152,496	-	1,152,496
Xcel Energy Inc. , 3.4%, 06/01/2030	3,750,000	4,500,000	8,250,000	3,344,797	4,013,757	7,358,554
Xcel Energy Inc. , 4%, 06/15/2028	15,182,000	7,500,000	22,682,000	14,542,428	7,184,047	21,726,475
				$104,645,084	$63,356,739	$168,001,823

				$458,978,595	$291,293,074	$750,271,669

United States Government Treasury Obligations
Treasury Bond, 2%, 02/15/2050	26,625,000	12,800,000	39,425,000	17,676,497	8,497,997	26,174,494
Treasury Bond, 2.5%, 05/15/2046	23,500,000	20,800,000	44,300,000	17,606,646	15,583,755	33,190,401
Treasury Bond, 2.75%, 08/15/2047	32,000,000	12,290,000	44,290,000	25,104,992	9,641,886	34,746,878
Treasury Bond, 2.375%, 02/15/2042	33,000,000	16,000,000	49,000,000	25,214,079	12,225,008	37,439,087
Treasury Bond, 2.5%, 02/15/2045	45,500,000	34,500,000	80,000,000	34,366,741	26,058,298	60,425,039
Treasury Note, 1.75%, 11/15/2029	-	3,500,000	3,500,000	-	3,053,750	3,053,750
Treasury Note, 3.125%, 11/15/2028	5,000,000	-	5,000,000	4,767,190	-	4,767,190
Treasury Note, 2%, 11/15/2026	-	6,000,000	6,000,000	-	5,546,250	5,546,250
Treasury Note, 2.75%, 02/15/2028	-	8,000,000	8,000,000	-	7,521,248	7,521,248
Treasury Note, 4%, 11/15/2032	4,000,000	4,000,000	8,000,000	4,080,000	4,080,000	8,160,000
Treasury Note, 2.25%, 08/15/2027	2,000,000	7,000,000	9,000,000	1,849,844	6,474,454	8,324,298
Treasury Note, 2.125%, 11/30/2023	16,500,000	10,500,000	27,000,000	16,113,933	10,254,321	26,368,254
Treasury Note, 1.375%, 11/15/2031	15,500,000	32,000,000	47,500,000	12,622,812	26,060,000	38,682,812
Treasury Note, 1.5%, 02/15/2030	39,000,000	15,500,000	54,500,000	33,223,125	13,204,062	46,427,187
Treasury Note, 2.875%, 05/15/2032	63,000,000	40,500,000	103,500,000	58,078,125	37,335,937	95,414,062
				$250,703,984	$185,536,966	$436,240,950

7

United States Government Agency Obligations - Mortgage-backed Securities
FHLMC 10/1 Hybrid ARM (12 month ICE LIBOR + 1.860%)*, 2.435%, 04/01/2042	173,755	40,950	214,705	171,577	40,437	212,014
FHLMC Pool 780439 (1 year US T-Note Yield Curve + 2.223%)*, 3.223%, 04/01/2033	18,477	-	18,477	18,391	-	18,391
FHLMC Pool A89335, 5%, 10/01/2039	64,024	-	64,024	64,787	-	64,787
FHLMC Pool C01005, 8%, 06/01/2030	565	-	565	609	-	609
FHLMC Pool G01880, 5%, 08/01/2035	-	31,600	31,600	-	31,814	31,814
FHLMC Pool G06616, 4.5%, 12/01/2035	209,331	72,144	281,475	206,636	71,215	277,851
FHLMC Pool G08068, 5.5%, 07/01/2035	457,183	187,093	644,276	469,006	191,931	660,937
FHLMC Pool G09921, 4%, 07/01/2024	-	22,685	22,685	-	22,402	22,402
FHLMC Pool G18642, 3.5%, 04/01/2032	1,641,491	840,268	2,481,759	1,590,167	813,995	2,404,162
FHLMC Pool G18667, 3.5%, 10/01/2032	818,989	678,521	1,497,510	793,382	657,305	1,450,687
FHLMC Pool G30933, 4%, 01/01/2036	7,121,672	4,182,569	11,304,241	6,915,407	4,061,429	10,976,836
FHLMC Pool G31087, 4%, 07/01/2038	1,203,196	722,145	1,925,341	1,171,609	703,187	1,874,796
FHLMC Pool SC0047, 3%, 01/01/2040	13,595,778	10,786,676	24,382,454	12,512,738	9,927,410	22,440,148
FHLMC Pool V61479, 2.5%, 01/01/2032	-	2,938,723	2,938,723	-	2,740,515	2,740,515
FHLMC Pool ZA3721, 3%, 06/01/2029	5,109,923	-	5,109,923	4,923,630	-	4,923,630
FHLMC Pool ZK6713, 3%, 06/01/2029	-	3,279,189	3,279,189	-	3,159,640	3,159,640
FHLMC Pool ZT1964, 3.5%, 06/01/2032	-	3,469,935	3,469,935	-	3,362,388	3,362,388
FHLMC Series 2877 Class AL, 5%, 10/15/2024	17,422	-	17,422	17,349	-	17,349
FHLMC Series 2985 Class GE, 5.5%, 06/15/2025	26,450	18,515	44,965	26,430	18,501	44,931
FHLMC Series 3109 Class ZN, 5.5%, 02/15/2036	677,159	-	677,159	691,041	-	691,041
FHLMC Series 3592 Class BZ, 5%, 10/15/2039	440,705	-	440,705	444,058	-	444,058
FHLMC Series 3946 Class LN, 3.5%, 04/15/2041	130,737	235,596	366,333	126,596	228,134	354,730
FHLMC Series 4087 Class PT, 3%, 07/15/2042	-	417,539	417,539	-	393,646	393,646
FHLMC Series 4105 Class PJ, 3.5%, 06/15/2041	410,192	-	410,192	397,446	-	397,446
FHLMC Series 4151 Class PA, 2%, 01/15/2033	-	1,900,612	1,900,612	-	1,755,299	1,755,299
FHLMC Series 4161 Class QA, 3%, 02/15/2043	-	109,345	109,345	-	102,999	102,999
FHLMC Series 4180 Class ME, 2.5%, 10/15/2042	958,453	-	958,453	895,242	-	895,242
FHLMC Series 4287 Class AB, 2%, 12/15/2026	452,328	-	452,328	428,959	-	428,959
FHLMC Series 4517 Class PC, 2.5%, 05/15/2044	688,678	-	688,678	646,385	-	646,385
FHLMC Series 4567 Class LA, 3%, 08/15/2045	134,092	-	134,092	124,555	-	124,555
FHLMC Series 4582 Class PA, 3%, 11/15/2045	1,187,223	554,037	1,741,260	1,095,211	511,098	1,606,309
FHLMC Series 4689 Class DA, 3%, 07/15/2044	339,754	381,746	721,500	326,742	367,125	693,867
FHLMC Series 4709 Class EA, 3%, 01/15/2046	420,829	597,392	1,018,221	396,017	562,170	958,187
FHLMC Series 4768 Class GA, 3.5%, 09/15/2045	2,405,286	-	2,405,286	2,324,699	-	2,324,699
FHLMC Series 4831 Class BA, 3.5%, 10/15/2044	449,387	-	449,387	438,126	-	438,126
FHLMC Series 4887 Class A, 3.25%, 09/15/2038	-	655,231	655,231	-	621,433	621,433
FHLMC Series 4906 Class DE, 2.5%, 09/25/2049	3,971,820	-	3,971,820	3,479,068	-	3,479,068
FNMA 10/1 Hybrid ARM (12 month ICE LIBOR + 1.780%)*, 2.96%, 12/01/2041	-	38,669	38,669	-	37,964	37,964
FNMA Pool 1107, 3.5%, 07/01/2032	-	322,341	322,341	-	308,600	308,600
FNMA Pool 725027, 5%, 11/01/2033	149,934	-	149,934	150,423	-	150,423
FNMA Pool 725704, 6%, 08/01/2034	59,553	-	59,553	62,238	-	62,238
FNMA Pool 888223, 5.5%, 01/01/2036	207,296	-	207,296	212,418	-	212,418
FNMA Pool 889050, 6%, 05/01/2037	-	119,199	119,199	-	124,682	124,682
FNMA Pool 995112, 5.5%, 07/01/2036	145,440	72,720	218,160	148,469	74,235	222,704
FNMA Pool AA4392, 4%, 04/01/2039	363,440	90,296	453,736	351,935	87,437	439,372
FNMA Pool AL6923, 3%, 05/01/2030	3,513,244	2,197,526	5,710,770	3,385,229	2,117,452	5,502,681
FNMA Pool AL7077, 4%, 07/01/2035	-	2,166,434	2,166,434	-	2,114,563	2,114,563
FNMA Pool AL9309, 3.5%, 10/01/2031	520,156	315,246	835,402	504,075	305,500	809,575
FNMA Pool AL9623, 4%, 12/01/2036	1,689,977	-	1,689,977	1,645,581	-	1,645,581
FNMA Pool AN8842, 3.32%, 04/01/2028	6,000,000	3,000,000	9,000,000	5,682,372	2,841,186	8,523,558
FNMA Pool AN9848, 3.74%, 07/01/2028	6,438,000	2,500,000	8,938,000	6,184,639	2,401,615	8,586,254

8

FNMA Pool AS5794, 3%, 09/01/2030	1,026,339	-	1,026,339	972,333	-	972,333
FNMA Pool AS6548, 2.5%, 01/01/2031	2,455,252	-	2,455,252	2,298,092	-	2,298,092
FNMA Pool AU7025, 3%, 11/01/2043	10,669,555	-	10,669,555	9,662,296	-	9,662,296
FNMA Pool BL0752, 3.65%, 01/01/2029	5,000,000	-	5,000,000	4,777,545	-	4,777,545
FNMA Pool BL2935, 3.15%, 06/01/2029	5,000,000	3,000,000	8,000,000	4,629,100	2,777,460	7,406,560
FNMA Pool BM1971, 3.5%, 12/01/2035	1,389,552	-	1,389,552	1,327,637	-	1,327,637
FNMA Pool BM5003, 4%, 11/01/2042	1,315,138	-	1,315,138	1,275,862	-	1,275,862
FNMA Pool CB0114, 2.5%, 04/01/2041	7,686,586	9,629,727	17,316,313	6,737,669	8,440,928	15,178,597
FNMA Pool FM3388, 4%, 03/01/2034	-	1,067,822	1,067,822	-	1,045,175	1,045,175
FNMA Pool FM5050, 2.5%, 02/01/2035	-	1,382,045	1,382,045	-	1,297,110	1,297,110
FNMA Pool FM5394, 3%, 03/01/2034	-	5,721,006	5,721,006	-	5,408,113	5,408,113
FNMA Pool FM9469, 4%, 08/01/2039	3,654,607	2,922,127	6,576,734	3,556,978	2,844,065	6,401,043
FNMA Pool MA0384, 5%, 04/01/2030	328,967	66,838	395,805	326,107	66,257	392,364
FNMA Pool MA2773, 3%, 09/01/2036	3,373,729	1,344,637	4,718,366	3,107,620	1,238,576	4,346,196
FNMA Pool MA3186, 4%, 10/01/2037	5,868,515	-	5,868,515	5,684,965	-	5,684,965
FNMA Pool MA3337, 4%, 04/01/2038	1,644,586	501,301	2,145,887	1,593,170	485,629	2,078,799
FNMA Series 2003-79 Class NJ, 5%, 08/25/2023	18,315	6,105	24,420	18,248	6,083	24,331
FNMA Series 2005-64 Class PL, 5.5%, 07/25/2035	-	30,807	30,807	-	31,339	31,339
FNMA Series 2011-53 Class DT, 4.5%, 06/25/2041	-	113,307	113,307	-	112,412	112,412
FNMA Series 2012-12 Class KD, 2%, 11/25/2042	-	646,023	646,023	-	598,421	598,421
FNMA Series 2013-6 Class BC, 1.5%, 12/25/2042	260,364	-	260,364	248,017	-	248,017
FNMA Series 2013-75 Class EG, 3%, 02/25/2043	272,695	-	272,695	252,504	-	252,504
FNMA Series 2013-83 Class MH, 4%, 08/25/2043	-	141,189	141,189	-	134,605	134,605
FNMA Series 2014-04 Class PC, 3%, 02/25/2044	1,120,788	-	1,120,788	1,067,653	-	1,067,653
FNMA Series 2014-20 Class AC, 3%, 08/25/2036	-	115,705	115,705	-	111,942	111,942
FNMA Series 2014-28 Class PA, 3.5%, 02/25/2043	114,808	114,808	229,616	110,780	110,780	221,560
FNMA Series 2015-72 Class GB, 2.5%, 12/25/2042	1,289,535	437,214	1,726,749	1,213,887	411,566	1,625,453
FNMA Series 2016-2 Class PB, 2%, 02/25/2046	238,178	-	238,178	218,628	-	218,628
FNMA Series 2016-39 Class LA, 2.5%, 03/25/2045	552,194	1,398,892	1,951,086	503,610	1,275,812	1,779,422
FNMA Series 2016-40 Class PA, 3%, 07/25/2045	111,073	-	111,073	102,644	-	102,644
FNMA Series 2016-49 Class PA, 3%, 09/25/2045	934,544	-	934,544	859,315	-	859,315
FNMA Series 2016-64 Class PG, 3%, 05/25/2045	2,239,687	-	2,239,687	2,074,573	-	2,074,573
FNMA Series 2016-79 Class L, 2.5%, 10/25/2044	558,792	682,968	1,241,760	513,471	627,576	1,141,047
FNMA Series 2016-99 Class PH, 3%, 01/25/2046	-	1,676,053	1,676,053	-	1,548,263	1,548,263
FNMA Series 2016-99 Class TA, 3.5%, 03/25/2036	-	196,849	196,849	-	190,152	190,152
FNMA Series 2018-25 Class P, 3.5%, 03/25/2046	2,365,479	-	2,365,479	2,245,897	-	2,245,897
FNMA Series 2018-67 Class BA, 4.5%, 03/25/2046	1,811,531	432,503	2,244,034	1,797,038	429,043	2,226,081
FNMA Series 2019-60 Class DA, 2.5%, 03/25/2049	-	1,895,738	1,895,738	-	1,645,936	1,645,936
FNMA Series 2020-95 Class GA, 1%, 01/01/2051	2,598,073	4,806,434	7,404,507	1,980,768	3,664,420	5,645,188
FNMA Series 2022-25 Class KA, 4%, 09/25/2048	9,650,915	-	9,650,915	9,249,630	-	9,249,630
GNMA GNR 21-175, 2%, 10/20/2051	17,425,462	8,028,782	25,454,244	14,710,645	6,777,930	21,488,575
GNMA II Pool 2658, 6.5%, 10/20/2028	6,253	-	6,253	6,418	-	6,418
GNMA II Pool 2945, 7.5%, 07/20/2030	683	-	683	721	-	721
GNMA II Pool 4187, 5.5%, 07/20/2038	7,533	-	7,533	7,750	-	7,750
GNMA II Pool 4847, 4%, 11/20/2025	54,213	-	54,213	53,124	-	53,124
GNMA Pool 780400, 7%, 12/15/2025	515	-	515	522	-	522
GNMA Pool 780420, 7.5%, 08/15/2026	384	-	384	392	-	392
				$142,208,851	$82,036,900	$224,245,751

Taxable Municipal Bonds
Cincinnati Children's Hospital Medical Center, 2.853%, 11/15/2026	1,085,000	750,000	1,835,000	970,142	670,605	1,640,747
Hamilton County Ohio, 3.374%, 06/01/2034	5,000,000	-	5,000,000	4,114,255	-	4,114,255
Kansas Development Finance Authority Revenue, 3.741%, 04/15/2025	-	3,705,000	3,705,000	-	3,592,023	3,592,023
Kansas Development Finance Authority Revenue, 3.941%, 04/15/2026	8,000,000	-	8,000,000	7,699,912	-	7,699,912
Kansas Development Finance Authority Revenue, 4.091%, 04/15/2027	-	125,000	125,000	-	119,726	119,726

9

Kentucky Property and Buildings Commission Revenue, 6.164%, 08/01/2023	273,000	-	273,000	274,537	-	274,537
Kentucky Property and Buildings Commission Revenue, 5.373%, 11/01/2025	-	450,000	450,000	-	446,566	446,566
Ohio University General Receipts, 1.766%, 12/01/2026	-	2,000,000	2,000,000	-	1,773,746	1,773,746
Pennsylvania State University, 1.893%, 09/01/2026	4,635,000	-	4,635,000	4,198,267	-	4,198,267
University of Cincinnati Ohio General Receipts Revenue, 2.162%, 06/01/2025	2,185,000	-	2,185,000	2,049,014	-	2,049,014
University of Washington Revenue, 5.4%, 06/01/2036	3,000,000	-	3,000,000	3,021,060	-	3,021,060
				$22,327,187	$6,602,666	$28,929,853

Total Fixed Income Securities (98.3%) (Total Identified Cost $1,635,411,800)				$874,218,617	$565,469,606	$1,439,688,223

	Johnson Fixed Income	Institutional Core Bond	Combination
Preferred Stocks	Shares	Shares	Shares
	264,996	83,000	347,996	6,569,251	2,057,570	8,626,821
Total Preferred Stocks (0.6%) (Total Identified Cost $8,526,035)						$8,626,821

Cash Equivalents
	3,980,609	1,255,820	5,236,429	3,980,609	1,255,820	5,236,429
Total Cash Equivalents (0.4%) (Total Identified Cost $5,236,429)						$5,236,429

Total Portfolio Value (Total Identified Cost $1,649,174,264)				$874,218,617	$565,469,606	$1,453,551,473

Other Assets in Excess of Liabilities (0.7%)				5,831,332	4,099,799	9,931,131

Total Net Assets (100%)				$880,049,949	$569,569,405	$1,463,482,604

* Variable Rate Security; the rate shown is as of December 31, 2022.

** Variable Rate Security; as of December 31, 2022, the 7 day annualized yield was 4.05%.

ARM - Adjustable Rate Mortgage

FHLB - Federal Home Loan Bank

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

GNMA - Government National Mortgage Association

10

Notes to Pro Forma Financial Statements

Note 1 — Reorganization

The unaudited pro forma information has been prepared to give effect to the proposed reorganization of the Target Fund into the Survivor Fund pursuant to an Agreement and Plan of Reorganization (the “Reorganization”) as if the Reorganization occurred as of and for the period ended December 31, 2022.

The costs of the Reorganization, excluding any capital gains tax liabilities associated with the sale of the Target Fund’s shares in connection with the organization, will be borne by Johnson Investment Counsel, Inc., each Fund’s investment adviser. The costs associated with the Reorganization that will be borne by Johnson Investment Counsel, Inc. will not have an effect on the net asset value per share of either Fund. The costs associated with the Reorganization that will be borne by Johnson Investment Counsel, Inc. are expected to be approximately $25,000.

Target Fund	Survivor Fund
Johnson Fixed Income Fund	Johnson Institutional Core Bond Fund

Note 2 — Basis of Pro Forma

The Reorganization is expected to be accounted for as a tax-free reorganization for federal income tax purposes; therefore, no gain or loss is expected to be recognized by the Survivor Fund or its shareholders as a direct result of the Reorganization. The Target Fund and the Survivor Fund are both registered open-end management investment companies. The Reorganization would be accomplished by the acquisition of all of the assets and the assumption of all of the liabilities of the Target Fund by the Survivor Fund in exchange for shares of the Survivor Fund, followed by the distribution of such shares to Target Fund shareholders in complete liquidation and termination of the Target Fund. The Target Fund shareholders would have received approximately 62,646,558 shares of the Survivor Fund had the Reorganization occurred on December 31, 2022.

The Reorganization is expected to be accounted for as a tax-free reorganization for federal income tax purposes. In accordance with accounting principles generally accepted in the United States of America, for financial reporting purposes, the historical cost basis of the investments received from the Target Fund will be carried forward to align ongoing reporting of the realized and unrealized gains and losses of the Surviving Fund with amounts distributable to shareholders for tax purposes.

Fund	Net Assets	As of Date
Johnson Fixed Income Fund (Target Fund)	$890,599,809	December 31, 2022
Johnson Institutional Core Bond Fund (Survivor Fund)	$572,882,795	December 31, 2022
Johnson Institutional Core Bond Fund (Pro Forma Survivor Fund)	$1,463,482,604	December 31, 2022

Note 3 — Accounting Survivor

The Survivor Fund will be the accounting survivor. The surviving fund will have the portfolio management team, portfolio composition, strategies, investment objective, expense structure and policies/restrictions of the Survivor Fund.

Note 5 — Capital Loss Carryforwards

At December 31, 2022, the Target Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, of $8,853,646 (long-term) and 9,888,593 (short-term). Capital loss carryovers, which may be carried forward on an indefinite period of time, are as follows:

	Long-Term	Short-Term	Total Capital Loss Carryover
Johnson Fixed Income Fund (Target Fund)	8,853,646	9,888,593	18,742,239
Johnson Institutional Core Bond Fund (Survivor Fund)	6,900,901	15,003,386	21,904,287
Johnson Institutional Core Bond Fund (Pro Forma Survivor Fund)	15,754,547	24,891,979	40,646,526

11

JOHNSON MUTUAL FUNDS TRUST

PART C.	OTHER INFORMATION

Item 15. Indemnification

(a) Article VI of the Registrant's Declaration of Trust provides for indemnification of officers and Trustees as follows:

Section 6.4 Indemnification of Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and Officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or Officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

Section 6.5 Advances of Expenses. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

Section 6.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and Officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

The registrant may not pay for insurance which protects the Trustees and Officers against liabilities rising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

(b) The Registrant maintains a standard mutual fund investment advisory professional and directors and officer’s liability policy. The policy provides coverage to the Registrant, its Trustees and Officers, and its Adviser, among others. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

(c) Pursuant to the Fund Accounting Agreement, Administration Agreement and Transfer Agency Agreement (collectively, the “Agreements”) with Johnson Financial, Inc. (“JFI”), each Fund has agreed to indemnify and hold harmless JFI, its employees, agents, directors, officers, and nominees from and against any and all claims, demands, losses, damages, costs, charges, counsel fees, and other expenses of every nature and character arising out of or in any way relating to JFI’s actions taken or nonactions with respect to the performance of services under the Agreements with respect to each Fund, if applicable, upon reasonable reliance on information, records, instructions, or requests with respect to a Fund given or made to JFI by an authorized representative of the Trust, the investment adviser, and on records provided by any transfer agent or custodian. JFI has assumed no responsibility or liability for any acts, errors, or omissions that may have occurred prior to JFI’s acceptance of the duties and responsibilities set forth in the Agreements. The Trust has agreed to indemnify and hold JFI harmless from all claims, lawsuits, damages, assessments, and the like which are attributable to or caused by any service provider previously engaged by the Trust to perform similar duties for the Trust as are described in the Agreements. The indemnification shall not, however, apply to actions or omissions of JFI in case of its own bad faith, willful misfeasance, negligence, or from reckless disregard by it of its obligations and duties.

(d) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers and controlling persons of the Registrant pursuant to the provisions of Ohio law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, Officer or controlling person of the Johnson Mutual Funds Trust in the successful defense of any action, suit or proceedings) in asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

(1) (i) Copy of Registrant’s Declaration of Trust, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 9, is hereby incorporated by reference.

(2) By-Laws. Copy of Registrant's By-Laws, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 9, is hereby incorporated by reference.

(3) Not applicable.

(4) Agreement and Plan of Reorganization, Dated June 26, 2023 is included in Appendix A.

(5) Instruments Defining Rights of Security Holders. See Registrant’s Agreement and Declaration of Trust.

(6)(a) Copy of Registrant's Management Agreement with its Adviser, Johnson Investment Counsel, Inc. for the Johnson Growth Fund and Johnson Fixed Income Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 16, is hereby incorporated by reference.

(6)(b) Copy of Registrant's Management Agreement with Johnson Investment Counsel, Inc. for the for the JIC Institutional Bond Funds I, II, and III, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 16, is hereby incorporated by reference.

(7) Not applicable

(8) Not applicable

(9) Copy of Registrant's Agreement with the Custodian, U.S. Bank, N.A., is hereby incorporated by reference.

(10)(a) Copy of 12b-1 Plan, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 50, is hereby incorporated by reference.

(10)(b) Copy of 18f-3 Plan, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 50, is hereby incorporated by reference. Revised document will be filed with subsequent amendment.

(11) Opinion and consent of Thompson Hine LLP is filed herewith.

(12) Form of Tax Opinion is filed herewith.

(13) Not Applicable.

(14) Consent of Cohen & Company, Ltd. Is filed herewith.

(15) None.

(16) None.

(17)(a) Annual Report to Shareholders of the Registrant was filed on Form N-CSR on March 9, 2023 and is incorporated by reference.

(17)(b) Semi-annual Report to Shareholders of the Registrant was filed on Form N-CSRS on September 8, 2022 and is incorporated by reference.

(18) Not applicable.

Item 17. Undertakings

(1)	The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to bae n underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.
(2)	The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on the [   ] day of June, 2023.

JOHNSON MUTUAL FUNDS TRUST

By:	/s/ JASON O. JACKMAN
JASON O. JACKMAN
President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in their capacities and on the dates indicated.

Ronald H. McSwain, Trustee	/s/ Ronald H. McSwain

James J. Berrens, Trustee	/s/ James J. Berrens

John R. Green, Trustee	/s/ John R. Green

Jeri B. Ricketts, Trustee	/s/ Jeri B. Ricketts

Timothy E. Johnson, Trustee	/s/ Timothy E. Johnson

Jonathan Adams, Trustee	/s/ Jonathan Adams

Dale H. Coates, Trustee	/s/ Dale H. Coates

Julie J. Murphy, Trustee	/s/ Julie J. Murphy

Gregory R. Simpson, Trustee	/s/ Gregory R. Simpson

Jason O. Jackman, President and Principal Executive Officer	/s/ Jason O. Jackman

Marc E. Figgins	/s/ Marc E. Figgins
Treasurer, Principal Financial Officer and Principal Accounting Officer

Date: July 6, 2023

Exhibits

(11) Opinion and Consent of Thompson Hine LLP

(12) Tax Opinion of Thompson Hine LLP

(14) Consent of Cohen & Company, Ltd.